Exhibit 99.1
News Release

Contact:	Robin Gray Corporate Communications 202-637-0317 Emily Duncan Investor Relations 312-394-2345
EXELON REPORTS SECOND QUARTER 2019 RESULTS
Earnings Release Highlights

•	GAAP Net Income of $0.50 per share and Adjusted (non-GAAP) Operating Earnings of $0.60 per share for the second quarter of 2019

•	Reaffirming full year 2019 Adjusted Operating Earnings guidance of $3.00 to $3.30 per share

•	Delmarva Power achieved the number one ranking by J.D. Power in its 2019 Electric Utility Residential Customer Satisfaction Study - first Exelon utility to rank first

•	Strong utility customer operations performance - every utility achieved top quartile in Service Level and Abandon Rate, with ComEd and PHI demonstrating top decile performance

•	On July 25, 2019, FERC released an order directing PJM not to hold the Base Residual Auction in August 2019
CHICAGO (August 1, 2019) — Exelon Corporation (NYSE: EXC) today reported its financial results for the second quarter of 2019.
“We continue to drive toward operational excellence and customer satisfaction by modernizing our infrastructure and maintaining our clean power fleet to deliver stable earnings,” said Christopher M. Crane, Exelon president and CEO. “In fact, Exelon Generation was cited by the annual Benchmarking Air Emissions report as the largest producer of zero-carbon electricity in the United States, and its nuclear fleet maintained best-in-class performance levels. Additionally, all our electric and gas companies received top metrics for customer service and scored well in terms of customer satisfaction, with Delmarva Power earning the number one ranking by J.D. Power in its 2019 Electric Utility Residential Customer Satisfaction Study. We were also proud to receive multiple accolades from DiversityInc in recognition of our commitment to veterans and to maintaining diversity at both the staff and leadership levels.”
“Our second quarter performance remained strong, with adjusted (non-GAAP) operating earnings of $0.60 per share coming in at the midpoint of our guidance range,” said Joseph Nigro, Exelon’s senior executive vice president and CFO. “In keeping with our strategy to invest in enhancing our electric companies’ reliability and resiliency to maintain optimal performance for our customers, we devoted $1.4 billion to strengthening infrastructure and deploying advanced technology. Our strong outage frequency and duration metrics reflect this continued investment.”

1

Second Quarter 2019
Exelon's GAAP Net Income for the second quarter of 2019 decreased to $0.50 per share from $0.56 per share in the second quarter of 2018. Adjusted (non-GAAP) Operating Earnings decreased to $0.60 per share in the second quarter of 2019 from $0.71 per share in the second quarter of 2018. For the reconciliations of GAAP Net Income to Adjusted (non-GAAP) Operating Earnings, refer to the tables beginning on page 5.
The Adjusted (non-GAAP) Operating Earnings in the second quarter of 2019 reflect lower realized energy prices, partially offset by increased revenue from Zero Emissions Credits (ZECs) in New York and New Jersey at Generation. On the utility side, the Adjusted (non-GAAP) Operating Earnings reflect higher utility earnings due to regulatory rate increases at PECO, BGE and PHI.
Operating Company Results1
ComEd
ComEd's second quarter of 2019 GAAP Net Income and Adjusted (non-GAAP) Operating Earnings both increased to $186 million from $164 million in the second quarter of 2018, primarily due to increased transmission revenues. Due to revenue decoupling, ComEd's distribution earnings are not affected by actual weather or customer usage patterns.
PECO
PECO’s second quarter of 2019 GAAP Net Income increased to $102 million from $96 million in the second quarter of 2018. PECO’s Adjusted (non-GAAP) Operating Earnings for the second quarter of 2019 increased to $103 million from $97 million in the second quarter of 2018, primarily due to regulatory rate increases partially offset by unfavorable weather conditions.
BGE
BGE’s second quarter of 2019 GAAP Net Income decreased to $45 million from $51 million in the second quarter of 2018. BGE’s Adjusted (non-GAAP) Operating Earnings for the second quarter of 2019 decreased to $46 million from $52 million compared with the second quarter of 2018, primarily due to an increase in various expenses, including interest, partially offset by regulatory rate increases. Due to revenue decoupling, BGE's distribution earnings are not affected by actual weather or customer usage patterns.
PHI
PHI’s second quarter of 2019 GAAP Net Income increased to $106 million from $84 million in the second quarter of 2018. PHI’s Adjusted (non-GAAP) Operating Earnings for the second quarter of 2019 increased to $107 million from $86 million in the second quarter of 2018, primarily due to regulatory rate increases (not reflecting the impact of TCJA). Due to revenue decoupling, PHI's distribution earnings related to Pepco Maryland, DPL Maryland and Pepco District of Columbia are not affected by actual weather or customer usage patterns.
___________
1Exelon’s five business units include ComEd, which consists of electricity transmission and distribution operations in northern Illinois; PECO, which consists of electricity transmission and distribution operations and retail natural gas distribution operations in southeastern Pennsylvania; BGE, which consists of electricity transmission and distribution operations and retail natural gas distribution operations in central Maryland; PHI, which consists of electricity transmission and distribution operations in the District of Columbia and portions of Maryland, Delaware, and New Jersey and retail natural gas distribution operations in northern Delaware; and Generation, which consists of owned and contracted electric generating facilities and wholesale and retail customer supply of electric and natural gas products and services, including renewable energy products and risk management services.

2

Generation
Generation's second quarter of 2019 GAAP Net Income decreased to $108 million from $178 million in the second quarter of 2018. Generation’s Adjusted (non-GAAP) Operating Earnings for the second quarter of 2019 decreased to $202 million from $331 million in the second quarter of 2018, primarily due to lower realized energy prices, partially offset by increased revenue from ZECs in New York and New Jersey.
As of June 30, 2019, the percentage of expected generation hedged is 92%-95%, 70%-73% and 40%-43% for 2019, 2020 and 2021, respectively.
Recent Developments and Second Quarter Highlights

•
BGE Maryland Electric and Natural Gas Rate Case: On May 24, 2019, BGE filed an application with the Maryland Public Service Commission (MDPSC) to increase its annual electric and natural gas distribution base rates by $74 million and $59 million, respectively, reflecting a requested ROE of 10.3%. BGE currently expects a decision in the fourth quarter of 2019 but cannot predict if the MDPSC will approve the application as filed.

•
Pepco District of Columbia Electric Base Rate Case: On May 30, 2019, Pepco filed an application for a multi-year plan with the Public Service Commission of the District of Columbia (DCPSC) to increase its annual electric distribution base rates by $85 million, $40 million and $37 million for years 2020, 2021, and 2022, respectively, to recover capital investments made in 2018 and 2019 and planned capital investments from 2020 to 2022, reflecting a requested ROE of 10.3%. Pepco has requested a decision by the second quarter of 2020 but cannot predict if the DCPSC will approve the application as filed or the requested schedule.

•
Pending PECO Transmission Formula Rate: On May 1, 2017, PECO filed a request with the Federal Energy Regulatory Commission (FERC) seeking approval to update its transmission rates and change the manner in which PECO’s transmission rate is determined from a fixed rate to a formula rate. On July 22, 2019, PECO and other parties filed with FERC a settlement agreement, which includes a ROE of 10.35%, inclusive of a 50-basis point adder for being a member of a regional transmission organization (RTO). The impact of the settlement is not expected to be material. A final order from FERC is not expected prior to the fourth quarter of 2019. PECO cannot predict the outcome of this proceeding, or the transmission formula FERC may approve.

•
Sale of Oyster Creek: On July 31, 2018, Generation entered into an agreement with Holtec International (Holtec) and its indirect wholly owned subsidiary, Oyster Creek Environmental Protection, LLC (OCEP), for the sale and decommissioning of Oyster Creek located in Forked River, New Jersey, which permanently ceased generation operations on Sep 17, 2018. As a result of the transaction, in the third quarter of 2018, Generation reclassified certain Oyster Creek assets and liabilities as held for sale at their respective fair values. Generation had $863 million and $759 million of assets and liabilities held for sale, respectively, at June 30, 2019. Completion of the transaction contemplated by the sale agreement was subject to the satisfaction of several closing conditions, including approval of the license transfer from the Nuclear Regulatory Commission and other regulatory approvals, and a private letter ruling from the Internal Revenue Service (IRS), which were satisfied in the second quarter 2019. The sale was completed on July 1, 2019. Under the terms of the transaction, Generation transferred to OCEP substantially all the assets associated with Oyster Creek, including assets held in Nuclear Decommissioning Trust (NDT) funds, along with the assumption of liability for all responsibility for the site, including full decommissioning and ongoing management of spent fuel until the spent fuel is moved offsite. Generation expects the loss on the sale, which will be recognized in the third quarter of 2019, to be immaterial.

3

•
Complaints and PJM Filing at FERC Seeking to Mitigate ZEC Programs: On April 10, 2019, PJM Interconnection, LLC (PJM) notified FERC of its intent to proceed with the next capacity auction in August 2019 under the existing market rules and asked FERC to clarify that it would not require PJM to re-run the auction in the event FERC alters market rules in its decision on the Minimum Offer Price Rule complaint. On July 25, 2019, FERC issued an order denying PJM’s request to clarify that any alteration of PJM’s existing market rules would operate prospectively and, therefore, directed PJM to not conduct the capacity auction in August 2019. It is too early to predict the final outcome of each of these proceedings or their potential financial impact, if any, on Exelon or Generation.

•
Nuclear Operations: Generation’s nuclear fleet, including its owned output from the Salem Generating Station and 100% of the CENG units, produced 44,748 gigawatt-hours (GWhs) in the second quarter of 2019, compared with 45,723 GWhs in the second quarter of 2018. Excluding Salem, the Exelon-operated nuclear plants at ownership achieved a 95.1% capacity factor for the second quarter of 2019, compared with 93.2% for the second quarter of 2018. The number of planned refueling outage days in the second quarter of 2019 totaled 56, compared with 94 in the second quarter of 2018. There were 28 non-refueling outage days in the second quarter of 2019, compared with two in the second quarter of 2018.

•
Fossil and Renewables Operations: The Dispatch Match rate for Generation’s gas and hydro fleet was 99.7% in the second quarter of 2019, compared with 97.8% in the second quarter of 2018. Energy Capture for the wind and solar fleet was 96.0% in the second quarter of 2019, compared with 95.1% in the second quarter of 2018.

•	Financing Activities:

◦
On May 21, 2019, ACE issued $100 million in aggregate principal amount of its First Mortgage Bonds, 3.50% due May 21, 2029 and $50 million in aggregate principal amount of its First Mortgage Bonds, 4.14% due May 21, 2049. ACE used the proceeds to repay existing indebtedness and for general corporate purposes.

◦
On June 13, 2019, Pepco issued $150 million aggregate principal amount of its First Mortgage Bonds, 3.45% due June 13, 2029. Pepco used the proceeds of to repay existing indebtedness and for general corporate purposes.

◦	On June 27, 2019, Pepco issued $110 million of tax-exempt bonds, 1.70% due Sep 1, 2022. Pepco used the proceeds repay existing indebtedness.

4

GAAP/Adjusted (non-GAAP) Operating Earnings Reconciliation
Adjusted (non-GAAP) Operating Earnings for the second quarter of 2019 do not include the following items (after tax) that were included in reported GAAP Net Income:

(in millions)	Exelon Earnings per Diluted Share	Exelon	ComEd	PECO	BGE	PHI	Generation
2019 GAAP Net Income	$0.50	$484	$186	$102	$45	$106	$108
Mark-to-Market Impact of Economic Hedging Activities (net of taxes of $22 and $20, respectively)	0.07	68	—	—	—	—	65
Unrealized Losses Related to Nuclear Decommissioning Trust (NDT) Fund Investments (net of taxes of $28)	0.05	52	—	—	—	—	52
Long-Lived Asset Impairments (net of taxes of $1)	—	1	—	—	—	—	1
Plant Retirements and Divestitures (net of taxes of $37 and $38, respectively)	(0.02)	(24)	—	—	—	—	(23)
Cost Management Program (net of taxes of $1, $0, $0, $0 and $1, respectively)	0.01	6	—	1	1	1	3
Litigation Settlement Gain (net of taxes of $7)	(0.02)	(19)	—	—	—	—	(19)
Noncontrolling Interests (net of taxes of $3)	0.02	15	—	—	—	—	15
2019 Adjusted (non-GAAP) Operating Earnings	$0.60	$583	$186	$103	$46	$107	$202

5

Adjusted (non-GAAP) Operating Earnings for the second quarter of 2018 do not include the following items (after tax) that were included in reported GAAP Net Income:

(in millions)	Exelon Earnings per Diluted Share	Exelon	ComEd	PECO	BGE	PHI	Generation
2018 GAAP Net Income	$0.56	$539	$164	$96	$51	$84	$178
Mark-to-Market Impact of Economic Hedging Activities (net of taxes of $23)	(0.07)	(67)	—	—	—	—	(67)
Unrealized Losses Related to NDT Fund Investments (net of taxes of $77)	0.08	81	—	—	—	—	81
PHI Merger and Integrations Costs (net of taxes of $0)	—	1	—	—	—	—	1
Long-Lived Asset Impairments (net of taxes of $11)	0.03	30	—	—	—	—	30
Plant Retirements and Divestitures (net of taxes of $47)	0.14	127	—	—	—	—	127
Cost Management Program (net of taxes of $4, $0, $0, $0 and $4, respectively)	0.01	12	—	1	1	1	9
Change in Environmental Liabilities (net of taxes of $2)	0.01	5	—	—	—	—	5
Reassessment of Deferred Income Taxes (entire amount represents tax expense)	(0.01)	(8)	—	—	—	1	1
Noncontrolling Interests (net of taxes of $7)	(0.04)	(34)	—	—	—	—	(34)
2018 Adjusted (non-GAAP) Operating Earnings	$0.71	$686	$164	$97	$52	$86	$331
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP Net Income and Adjusted (non-GAAP) Operating Earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items except the unrealized gains and losses related to NDT fund investments, the marginal statutory income tax rates for 2019 and 2018 ranged from 26.0% to 29.0%. Under IRS regulations, NDT fund investment returns are taxed at different rates for investments if they are in qualified or non-qualified funds. The effective tax rates for the unrealized gains and losses related to NDT fund investments were 35.1% and 48.9% for the three months ended June 30, 2019 and 2018, respectively.
Webcast Information
Exelon will discuss second quarter 2019 earnings in a one-hour conference call scheduled for today at 9 a.m. Central Time (10 a.m. Eastern Time). The webcast and associated materials can be accessed at www.exeloncorp.com/investor-relations.
About Exelon
Exelon Corporation (NYSE: EXC) is a Fortune 100 energy company with the largest number of electricity and natural gas customers in the U.S. Exelon does business in 48 states, the District of Columbia and Canada and had 2018 revenue of $36 billion. Exelon serves approximately 10 million customers in Delaware, the

6

District of Columbia, Illinois, Maryland, New Jersey and Pennsylvania through its Atlantic City Electric, BGE, ComEd, Delmarva Power, PECO and Pepco subsidiaries. Exelon is one of the largest competitive U.S. power generators, with more than 32,000 megawatts of nuclear, gas, wind, solar and hydroelectric generating capacity comprising one of the nation’s cleanest and lowest-cost power generation fleets. The company’s Constellation business unit provides energy products and services to approximately 2 million residential, public sector and business customers, including more than two-thirds of the Fortune 100. Follow Exelon on Twitter @Exelon.
Non-GAAP Financial Measures
In addition to net income as determined under generally accepted accounting principles in the United States (GAAP), Exelon evaluates its operating performance using the measure of Adjusted (non-GAAP) Operating Earnings because management believes it represents earnings directly related to the ongoing operations of the business. Adjusted (non-GAAP) Operating Earnings exclude certain costs, expenses, gains and losses and other specified items. This measure is intended to enhance an investor’s overall understanding of period over period operating results and provide an indication of Exelon’s baseline operating performance excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this measure is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets and planning and forecasting of future periods. Adjusted (non-GAAP) Operating Earnings is not a presentation defined under GAAP and may not be comparable to other companies’ presentation. The Company has provided the non-GAAP financial measure as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. Adjusted (non-GAAP) Operating Earnings should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP Net Income measures provided in this earnings release and attachments. This press release and earnings release attachments provide reconciliations of adjusted (non-GAAP) Operating Earnings to the most directly comparable financial measures calculated and presented in accordance with GAAP, are posted on Exelon’s website: www.exeloncorp.com, and have been furnished to the Securities and Exchange Commission on Form 8-K on Aug 1, 2019.
Cautionary Statements Regarding Forward-Looking Information
This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2018 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22, Commitments and Contingencies; (2) the Registrants' Second Quarter 2019 Quarterly Report on Form 10-Q (to be filed on August 1, 2019) in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 16, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this press release. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this press release.

7

Earnings Release Attachments
Table of Contents

Consolidating Statements of Operations - three months ended June 30, 2019 and 2018	1

Consolidating Statements of Operations - six months ended June 30, 2019 and 2018	2

Business Segment Comparative Statements of Operations - Generation and ComEd - three and six months ended June 30, 2019 and 2018	3

Business Segment Comparative Statements of Operations - PECO and BGE - three and six months ended June 30, 2019 and 2018	4

Business Segment Comparative Statements of Operations - PHI and Other - three and six months ended June 30, 2019 and 2018	5

Consolidated Balance Sheets - June 30, 2019 and December 31, 2018	6

Consolidated Statements of Cash Flows - six months ended June 30, 2019 and 2018	8

GAAP Consolidated Statements of Operations and Adjusted (non-GAAP) Operating Earnings Reconciling Adjustments - Exelon - three months ended June 30, 2019 and 2018	9

GAAP Consolidated Statements of Operations and Adjusted (non-GAAP) Operating Earnings Reconciling Adjustments - Exelon - six months ended June 30, 2019 and 2018	11

Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Net Income - three months ended June 30, 2019 and 2018	13

Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Net Income - six months ended June 30, 2019 and 2018	15

GAAP Consolidated Statements of Operations and Adjusted (non-GAAP) Operating Earnings Reconciling Adjustments - Generation - three and six months ended June 30, 2019 and 2018	17

GAAP Consolidated Statements of Operations and Adjusted (non-GAAP) Operating Earnings Reconciling Adjustments - ComEd - three and six months ended June 30, 2019 and 2018	19

GAAP Consolidated Statements of Operations and Adjusted (non-GAAP) Operating Earnings Reconciling Adjustments - PECO - three and six months ended June 30, 2019 and 2018	20

GAAP Consolidated Statements of Operations and Adjusted (non-GAAP) Operating Earnings Reconciling Adjustments - BGE - three and six months ended June 30, 2019 and 2018	21

GAAP Consolidated Statements of Operations and Adjusted (non-GAAP) Operating Earnings Reconciling Adjustments - PHI - three and six months ended June 30, 2019 and 2018	22

GAAP Consolidated Statements of Operations and Adjusted (non-GAAP) Operating Earnings Reconciling Adjustments - Other - three and six months ended June 30, 2019 and 2018	23

Generation Statistics - three months ended June 30, 2019; March 31, 2019; December 31, 2018; September 30, 2018 and June 30, 2018	25

Generation Statistics - six months ended June 30, 2019 and 2018	26

ComEd Statistics - three and six months ended June 30, 2019 and 2018	27

PECO Statistics - three and six months ended June 30, 2019 and 2018	28

BGE Statistics - three and six months ended June 30, 2019 and 2018	30

Pepco Statistics - three and six months ended June 30, 2019 and 2018	32

DPL Statistics - three and six months ended June 30, 2019 and 2018	33

ACE Statistics - three and six months ended June 30, 2019 and 2018	35

EXELON CORPORATION
Consolidating Statements of Operations
(unaudited)
(in millions)

	Three Months Ended June 30, 2019
	Generation	ComEd	PECO	BGE	PHI (a)	Other (b)	Exelon Consolidated
Operating revenues	$4,210	$1,351	$655	$649	$1,091	$(267)	$7,689
Operating expenses
Purchased power and fuel	2,292	407	191	208	382	(255)	3,225
Operating and maintenance	1,266	305	199	182	248	(41)	2,159
Depreciation and amortization	409	257	83	117	188	25	1,079
Taxes other than income	129	71	37	62	108	11	418
Total operating expenses	4,096	1,040	510	569	926	(260)	6,881
Gain on sales of assets and businesses	33	—	—	—	—	—	33
Operating income (loss)	147	311	145	80	165	(7)	841
Other income and (deductions)
Interest expense, net	(116)	(89)	(33)	(29)	(67)	(75)	(409)
Other, net	171	10	3	5	14	9	212
Total other income and (deductions)	55	(79)	(30)	(24)	(53)	(66)	(197)
Income (loss) before income taxes	202	232	115	56	112	(73)	644
Income taxes	78	46	13	11	6	(10)	144
Equity in losses of unconsolidated affiliates	(6)	—	—	—	—	—	(6)
Net income (loss)	118	186	102	45	106	(63)	494
Net income attributable to noncontrolling interests	10	—	—	—	—	—	10
Net income (loss) attributable to common shareholders	$108	$186	$102	$45	$106	$(63)	$484

	Three Months Ended June 30, 2018
	Generation	ComEd	PECO	BGE	PHI (a)	Other (b)	Exelon Consolidated
Operating revenues	$4,579	$1,398	$653	$662	$1,076	$(292)	$8,076
Operating expenses
Purchased power and fuel	2,280	477	222	229	381	(274)	3,315
Operating and maintenance	1,418	324	191	176	255	(57)	2,307
Depreciation and amortization	466	231	74	114	180	23	1,088
Taxes other than income	134	79	39	59	107	10	428
Total operating expenses	4,298	1,111	526	578	923	(298)	7,138
Gain on sales of assets and businesses	1	1	—	1	—	1	4
Operating income	282	288	127	85	153	7	942
Other income and (deductions)
Interest expense, net	(102)	(85)	(32)	(25)	(65)	(64)	(373)
Other, net	29	4	—	4	11	(4)	44
Total other income and (deductions)	(73)	(81)	(32)	(21)	(54)	(68)	(329)
Income (loss) before income taxes	209	207	95	64	99	(61)	613
Income taxes	23	43	(1)	13	15	(27)	66
Equity in losses of unconsolidated affiliates	(5)	—	—	—	—	—	(5)
Net income (loss)	181	164	96	51	84	(34)	542
Net income attributable to noncontrolling interests	3	—	—	—	—	—	3
Net income (loss) attributable to common shareholders	$178	$164	$96	$51	$84	$(34)	$539

(a)	PHI includes the consolidated results of Pepco, DPL and ACE.

(b)	Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities and other financing and investment activities.

EXELON CORPORATION
Consolidating Statements of Operations
(unaudited)
(in millions)

	Six Months Ended June 30, 2019
	Generation	ComEd	PECO	BGE	PHI (a)	Other (b)	Exelon Consolidated
Operating revenues	$9,506	$2,759	$1,554	$1,625	$2,319	$(597)	$17,166
Operating expenses
Purchased power and fuel	5,497	892	520	570	872	(573)	7,778
Operating and maintenance	2,484	626	424	372	520	(79)	4,347
Depreciation and amortization	814	508	164	252	369	47	2,154
Taxes other than income	264	148	79	131	220	21	863
Total operating expenses	9,059	2,174	1,187	1,325	1,981	(584)	15,142
Gain on sales of assets and businesses	33	3	—	—	—	—	36
Operating income (loss)	480	588	367	300	338	(13)	2,060
Other income and (deductions)
Interest expense, net	(227)	(178)	(67)	(58)	(131)	(152)	(813)
Other, net	601	19	7	11	27	14	679
Total other income and (deductions)	374	(159)	(60)	(47)	(104)	(138)	(134)
Income (loss) before income taxes	854	429	307	253	234	(151)	1,926
Income taxes	301	85	37	47	11	(27)	454
Equity in (losses) earnings of unconsolidated affiliates	(13)	—	—	—	—	1	(12)
Net income (loss)	540	344	270	206	223	(123)	1,460
Net income attributable to noncontrolling interests	68	—	—	—	—	1	69
Net income (loss) attributable to common shareholders	$472	$344	$270	$206	$223	$(124)	$1,391

	Six Months Ended June 30, 2018
	Generation	ComEd	PECO	BGE	PHI (a)	Other (b)	Exelon Consolidated
Operating revenues	$10,090	$2,910	$1,518	$1,639	$2,327	$(715)	$17,769
Operating expenses
Purchased power and fuel	5,573	1,082	555	609	901	(678)	8,042
Operating and maintenance	2,756	638	466	397	563	(129)	4,691
Depreciation and amortization	914	459	149	248	363	46	2,179
Taxes other than income	272	156	79	124	221	22	874
Total operating expenses	9,515	2,335	1,249	1,378	2,048	(739)	15,786
Gain on sales of assets and businesses	54	5	—	1	—	—	60
Operating income	629	580	269	262	279	24	2,043
Other income and (deductions)
Interest expense, net	(202)	(175)	(64)	(51)	(128)	(125)	(745)
Other, net	(15)	12	2	9	22	(13)	17
Total other income and (deductions)	(217)	(163)	(62)	(42)	(106)	(138)	(728)
Income (loss) before income taxes	412	417	207	220	173	(114)	1,315
Income taxes	32	88	(3)	41	24	(57)	125
Equity in (losses) earnings of unconsolidated affiliates	(12)	—	—	—	—	1	(11)
Net income (loss)	368	329	210	179	149	(56)	1,179
Net income attributable to noncontrolling interests	54	—	—	—	—	—	54
Net income (loss) attributable to common shareholders	$314	$329	$210	$179	$149	$(56)	$1,125

(a)	PHI consolidated results includes Pepco, DPL and ACE.

(b)	Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities and other financing and investment activities.

EXELON CORPORATION
Business Segment Comparative Statements of Operations
(unaudited)
(in millions)

	Generation
	Three Months Ended June 30,			Six Months Ended June 30,
	2019	2018	Variance	2019	2018	Variance
Operating revenues	$4,210	$4,579	$(369)	$9,506	$10,090	$(584)
Operating expenses
Purchased power and fuel	2,292	2,280	12	5,497	5,573	(76)
Operating and maintenance	1,266	1,418	(152)	2,484	2,756	(272)
Depreciation and amortization	409	466	(57)	814	914	(100)
Taxes other than income	129	134	(5)	264	272	(8)
Total operating expenses	4,096	4,298	(202)	9,059	9,515	(456)
Gain on sales of assets and businesses	33	1	32	33	54	(21)
Operating income	147	282	(135)	480	629	(149)
Other income and (deductions)
Interest expense, net	(116)	(102)	(14)	(227)	(202)	(25)
Other, net	171	29	142	601	(15)	616
Total other income and (deductions)	55	(73)	128	374	(217)	591
Income before income taxes	202	209	(7)	854	412	442
Income taxes	78	23	55	301	32	269
Equity in losses of unconsolidated affiliates	(6)	(5)	(1)	(13)	(12)	(1)
Net income	118	181	(63)	540	368	172
Net income attributable to noncontrolling interests	10	3	7	68	54	14
Net income attributable to membership interest	$108	$178	$(70)	$472	$314	$158

	ComEd
	Three Months Ended June 30,			Six Months Ended June 30,
	2019	2018	Variance	2019	2018	Variance
Operating revenues	$1,351	$1,398	$(47)	$2,759	$2,910	$(151)
Operating expenses
Purchased power	407	477	(70)	892	1,082	(190)
Operating and maintenance	305	324	(19)	626	638	(12)
Depreciation and amortization	257	231	26	508	459	49
Taxes other than income	71	79	(8)	148	156	(8)
Total operating expenses	1,040	1,111	(71)	2,174	2,335	(161)
Gain on sales of assets	—	1	(1)	3	5	(2)
Operating income	311	288	23	588	580	8
Other income and (deductions)
Interest expense, net	(89)	(85)	(4)	(178)	(175)	(3)
Other, net	10	4	6	19	12	7
Total other income and (deductions)	(79)	(81)	2	(159)	(163)	4
Income before income taxes	232	207	25	429	417	12
Income taxes	46	43	3	85	88	(3)
Net income	$186	$164	$22	$344	$329	$15

EXELON CORPORATION
Business Segment Comparative Statements of Operations
(unaudited)
(in millions)

	PECO
	Three Months Ended June 30,			Six Months Ended June 30,
	2019	2018	Variance	2019	2018	Variance
Operating revenues	$655	$653	$2	$1,554	$1,518	$36
Operating expenses
Purchased power and fuel	191	222	(31)	520	555	(35)
Operating and maintenance	199	191	8	424	466	(42)
Depreciation and amortization	83	74	9	164	149	15
Taxes other than income	37	39	(2)	79	79	—
Total operating expenses	510	526	(16)	1,187	1,249	(62)
Operating income	145	127	18	367	269	98
Other income and (deductions)
Interest expense, net	(33)	(32)	(1)	(67)	(64)	(3)
Other, net	3	—	3	7	2	5
Total other income and (deductions)	(30)	(32)	2	(60)	(62)	2
Income before income taxes	115	95	20	307	207	100
Income taxes	13	(1)	14	37	(3)	40
Net income	$102	$96	$6	$270	$210	$60

	BGE
	Three Months Ended June 30,			Six Months Ended June 30,
	2019	2018	Variance	2019	2018	Variance
Operating revenues	$649	$662	$(13)	$1,625	$1,639	$(14)
Operating expenses
Purchased power and fuel	208	229	(21)	570	609	(39)
Operating and maintenance	182	176	6	372	397	(25)
Depreciation and amortization	117	114	3	252	248	4
Taxes other than income	62	59	3	131	124	7
Total operating expenses	569	578	(9)	1,325	1,378	(53)
Gain on sales of assets	—	1	(1)	—	1	(1)
Operating income	80	85	(5)	300	262	38
Other income and (deductions)
Interest expense, net	(29)	(25)	(4)	(58)	(51)	(7)
Other, net	5	4	1	11	9	2
Total other income and (deductions)	(24)	(21)	(3)	(47)	(42)	(5)
Income before income taxes	56	64	(8)	253	220	33
Income taxes	11	13	(2)	47	41	6
Net income	45	51	(6)	$206	$179	$27

EXELON CORPORATION
Business Segment Comparative Statements of Operations
(unaudited)
(in millions)

	PHI (a)
	Three Months Ended June 30,			Six Months Ended June 30,
	2019	2018	Variance	2019	2018	Variance
Operating revenues	$1,091	$1,076	$15	$2,319	$2,327	$(8)
Operating expenses
Purchased power and fuel	382	381	1	872	901	(29)
Operating and maintenance	248	255	(7)	520	563	(43)
Depreciation and amortization	188	180	8	369	363	6
Taxes other than income	108	107	1	220	221	(1)
Total operating expenses	926	923	3	1,981	2,048	(67)
Operating income	165	153	12	338	279	59
Other income and (deductions)
Interest expense, net	(67)	(65)	(2)	(131)	(128)	(3)
Other, net	14	11	3	27	22	5
Total other income and (deductions)	(53)	(54)	1	(104)	(106)	2
Income before income taxes	112	99	13	234	173	61
Income taxes	6	15	(9)	11	24	(13)
Net income	$106	$84	$22	$223	$149	$74

	Other (b)
	Three Months Ended June 30,			Six Months Ended June 30,
	2019	2018	Variance	2019	2018	Variance
Operating revenues	$(267)	$(292)	$25	$(597)	$(715)	$118
Operating expenses
Purchased power and fuel	(255)	(274)	19	(573)	(678)	105
Operating and maintenance	(41)	(57)	16	(79)	(129)	50
Depreciation and amortization	25	23	2	47	46	1
Taxes other than income	11	10	1	21	22	(1)
Total operating expenses	(260)	(298)	38	(584)	(739)	155
Operating (loss) income	(7)	7	(14)	(13)	24	(37)
Other income and (deductions)
Interest expense, net	(75)	(64)	(11)	(152)	(125)	(27)
Other, net	9	(4)	13	14	(13)	27
Total other income and (deductions)	(66)	(68)	2	(138)	(138)	—
Loss before income taxes	(73)	(61)	(12)	(151)	(114)	(37)
Income taxes	(10)	(27)	17	(27)	(57)	30
Net loss	$(63)	$(34)	$(29)	$(123)	$(56)	$(67)
Net income attributable to noncontrolling interests	—	—	—	1	—	1
Net loss attributable to common shareholders	$(63)	$(34)	$(29)	$(124)	$(56)	$(68)

(a)	PHI consolidated results includes Pepco, DPL and ACE.

(b)	Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities and other financing and investment activities.

EXELON CORPORATION
Consolidated Balance Sheets
(unaudited)
(in millions)

	June 30, 2019	December 31, 2018
Assets
Current assets
Cash and cash equivalents	$735	$1,349
Restricted cash and cash equivalents	252	247
Accounts receivable, net
Customer	4,125	4,607
Other	1,008	1,256
Mark-to-market derivative assets	526	804
Unamortized energy contract assets	47	48
Inventories, net
Fossil fuel and emission allowances	258	334
Materials and supplies	1,412	1,351
Regulatory assets	1,194	1,222
Assets held for sale	880	904
Other	1,218	1,238
Total current assets	11,655	13,360
Property, plant and equipment, net	78,030	76,707
Deferred debits and other assets
Regulatory assets	8,166	8,237
Nuclear decommissioning trust funds	12,513	11,661
Investments	618	625
Goodwill	6,677	6,677
Mark-to-market derivative assets	537	452
Unamortized energy contract assets	362	372
Other	3,038	1,575
Total deferred debits and other assets	31,911	29,599
Total assets	$121,596	$119,666

	June 30, 2019	December 31, 2018
Liabilities and shareholders’ equity
Current liabilities
Short-term borrowings	$1,059	$714
Long-term debt due within one year	3,776	1,349
Accounts payable	3,248	3,800
Accrued expenses	1,706	2,112
Payables to affiliates	5	5
Regulatory liabilities	403	644
Mark-to-market derivative liabilities	163	475
Unamortized energy contract liabilities	145	149
Renewable energy credit obligation	298	344
Liabilities held for sale	764	777
Other	1,367	1,035
Total current liabilities	12,934	11,404
Long-term debt	31,909	34,075
Long-term debt to financing trusts	390	390
Deferred credits and other liabilities
Deferred income taxes and unamortized investment tax credits	11,826	11,330
Asset retirement obligations	10,023	9,679
Pension obligations	3,720	3,988
Non-pension postretirement benefit obligations	2,007	1,928
Spent nuclear fuel obligation	1,186	1,171
Regulatory liabilities	9,793	9,559
Mark-to-market derivative liabilities	450	479
Unamortized energy contract liabilities	398	463
Other	3,053	2,130
Total deferred credits and other liabilities	42,456	40,727
Total liabilities	87,689	86,596
Commitments and contingencies
Shareholders’ equity
Common stock	19,209	19,116
Treasury stock, at cost	(123)	(123)
Retained earnings	15,452	14,766
Accumulated other comprehensive loss, net	(2,990)	(2,995)
Total shareholders’ equity	31,548	30,764
Noncontrolling interests	2,359	2,306
Total equity	33,907	33,070
Total liabilities and shareholders’ equity	$121,596	$119,666

EXELON CORPORATION
Consolidated Statements of Cash Flows
(unaudited)
(in millions)

	Six Months Ended June 30,
	2019	2018
Cash flows from operating activities
Net income	$1,460	$1,179
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation, amortization and accretion, including nuclear fuel and energy contract amortization	2,922	3,000
Impairment of long-lived assets	9	41
Gain on sales of assets and businesses	(33)	(60)
Deferred income taxes and amortization of investment tax credits	284	(2)
Net fair value changes related to derivatives	107	151
Net realized and unrealized (gains) losses on NDT funds	(404)	80
Other non-cash operating activities	277	479
Changes in assets and liabilities:
Accounts receivable	618	(105)
Inventories	19	60
Accounts payable and accrued expenses	(924)	(342)
Option premiums received (paid), net	48	(36)
Collateral (posted) received, net	(311)	81
Income taxes	151	129
Pension and non-pension postretirement benefit contributions	(355)	(345)
Other assets and liabilities	(970)	(441)
Net cash flows provided by operating activities	2,898	3,869
Cash flows from investing activities
Capital expenditures	(3,572)	(3,807)
Proceeds from NDT fund sales	6,920	3,822
Investment in NDT funds	(6,847)	(3,924)
Acquisition of assets and businesses, net	—	(57)
Proceeds from sales of assets and businesses	14	89
Other investing activities	26	31
Net cash flows used in investing activities	(3,459)	(3,846)
Cash flows from financing activities
Changes in short-term borrowings	470	200
Proceeds from short-term borrowings with maturities greater than 90 days	—	126
Repayments on short-term borrowings with maturities greater than 90 days	(125)	(1)
Issuance of long-term debt	850	1,488
Retirement of long-term debt	(574)	(1,309)
Dividends paid on common stock	(704)	(666)
Proceeds from employee stock plans	75	27
Other financing activities	(34)	(50)
Net cash flows used in financing activities	(42)	(185)
Decrease in cash, cash equivalents and restricted cash	(603)	(162)
Cash, cash equivalents and restricted cash at beginning of period	1,781	1,190
Cash, cash equivalents and restricted cash at end of period	$1,178	$1,028

EXELON CORPORATION
GAAP Consolidated Statements of Operations and
Adjusted (non-GAAP) Operating Earnings Reconciling Adjustments
(unaudited)
(in millions, except per share data)

	Three Months Ended June 30, 2019			Three Months Ended June 30, 2018
	GAAP (a)	Non-GAAP Adjustments		GAAP (a)	Non-GAAP Adjustments
Operating revenues	$7,689	$(38)	(b)	$8,076	$5	(b)
Operating expenses
Purchased power and fuel	3,225	(117)	(b),(d)	3,315	76	(b),(d)
Operating and maintenance	2,159	(2)	(d),(e),(f)	2,307	(68)	(c),(d),(e),(g),(h)
Depreciation and amortization	1,079	(99)	(d)	1,088	(152)	(d)
Taxes other than income	418	—		428	—
Total operating expenses	6,881			7,138
Gain on sales of assets and businesses	33	(33)	(d)	4	(1)	(d)
Operating income	841			942
Other income and (deductions)
Interest expense, net	(409)	14	(b)	(373)	—
Other, net	212	(68)	(b),(d),(i)	44	158	(i)
Total other income and (deductions)	(197)			(329)
Income before income taxes	644			613
Income taxes	144	9	(b),(d),(e),(f),(i),(j)	66	126	(b),(d),(c),(e),(h),(i),(j),(k)
Equity in losses of unconsolidated affiliates	(6)	—		(5)	—
Net income	494			542
Net income attributable to noncontrolling interests	10	(15)	(l)	3	33	(l)
Net income attributable to common shareholders	$484			$539
Effective tax rate(n)	22.4%			10.8%
Earnings per average common share
Basic	$0.50			$0.56
Diluted	$0.50			$0.56
Average common shares outstanding
Basic	972			967
Diluted	974			969
Effect of adjustments on earnings per average diluted common share recorded in accordance with GAAP:
Mark-to-market impact of economic hedging activities (b)		$0.07			$(0.07)
Unrealized gains related to NDT fund investments (i)		0.05			0.08
Long-lived asset impairments (c)		—			0.03
Plant retirements and divestitures (d)		(0.02)			0.14
Cost management program (e)		0.01			0.01
Change in environmental liabilities (h)		—			0.01
Reassessment of deferred income taxes (k)		—			(0.01)
Litigation settlement (f)		(0.02)			—
Noncontrolling interests (l)		0.02			(0.04)
Total adjustments		$0.10	(m)		$0.15

(a)	Results reported in accordance with accounting principles generally accepted in the United States (GAAP).

(b)	Adjustment to exclude the mark-to-market impact of Exelon’s economic hedging activities, net of intercompany eliminations.

(c)	In 2018, adjustment to exclude the impairment of certain wind projects at Generation.

(d)
In 2018, adjustment to exclude accelerated depreciation and amortization expense associated with Generation's decision to early retire the Oyster Creek and Three Mile Island nuclear facilities. In 2019, adjustment to exclude net realized gains related to Oyster Creek's NDT fund investments in conjunction with the Holtec sale on July 1, 2019 and a gain on the sale of certain wind assets, partially offset by accelerated depreciation and amortization expenses associated with Generation's previous decision to early retire the TMI nuclear facility.

(e)	Adjustment to exclude reorganization costs related to cost management programs.

(f)	Adjustment to exclude a gain related to a litigation settlement.

(g)	Adjustment to exclude costs related to the PHI acquisition.

(h)	Adjustment to exclude charges to adjust an environmental reserve.

(i)
Adjustment to exclude the impact of net unrealized gains and losses on Generation’s NDT fund investments for Non-Regulatory and Regulatory Agreement Units. The impacts of the Regulatory Agreement Units, including the associated income taxes, are contractually eliminated, resulting in no earnings impact.

(j)	The effective tax rate related to Adjusted (non-GAAP) Operating Earnings is 20.8% and 20.9% for the three months ended June 30, 2019 and June 30, 2018, respectively.

(k)	Adjustment to exclude and adjustment to the remeasurement of deferred income taxes as a result of TCJA.

(l)
Adjustment to exclude elimination from Generation’s results of the noncontrolling interest related to certain exclusion items, primarily related to the impact of unrealized gains and losses on NDT fund investments at CENG.

(m)	Amounts may not sum due to rounding.

EXELON CORPORATION
GAAP Consolidated Statements of Operations and
Adjusted (non-GAAP) Operating Earnings Reconciling Adjustments
(unaudited)
(in millions, except per share data)

	Six Months Ended June 30, 2019			Six Months Ended June 30, 2018
	GAAP (a)	Non-GAAP Adjustments		GAAP (a)	Non-GAAP Adjustments
Operating revenues	$17,166	$14	(b)	$17,769	$102	(b)
Operating expenses
Purchased power and fuel	7,778	(97)	(b),(c)	8,042	(107)	(b),(c)
Operating and maintenance	4,347	55	(c),(d),(e),(f)	4,691	(104)	(c),(d),(e),(g),(h)
Depreciation and amortization	2,154	(199)	(c)	2,179	(289)	(c)
Taxes other than income	863	—		874	—
Total operating expenses	15,142			15,786
Gain on sales of assets and businesses	36	(33)	(c)	60	(54)	(c)
Operating income	2,060			2,043
Other income and (deductions)
Interest expense, net	(813)	29	(b)	(745)	—
Other, net	679	(426)	(b),(c),(i)	17	269	(i)
Total other income and (deductions)	(134)			(728)
Income before income taxes	1,926			1,315
Income taxes	454	(130)	(b),(c),(d),(e),(f),(i),(j)	125	274	(b),(c),(d),(e),(g),(h),(i),(j),(k)
Equity in losses of unconsolidated affiliates	(12)	—		(11)	—
Net income	1,460			1,179
Net income attributable to noncontrolling interests	69	(82)	(l)	54	57	(l)
Net income attributable to common shareholders	$1,391			$1,125
Effective tax rate(h)	23.6%			9.5%
Earnings per average common share
Basic	$1.43			$1.16
Diluted	$1.43			$1.16
Average common shares outstanding
Basic	972			967
Diluted	973			968
Effect of adjustments on earnings per average diluted common share recorded in accordance with GAAP:
Mark-to-market impact of economic hedging activities (b)		$0.10			$0.13
Unrealized (gains) losses related to NDT fund investments (i)		(0.15)			0.15
Long-lived asset impairments (d)		0.01			0.03
Plant retirements and divestitures (c)		—			0.23
Cost management program (e)		0.02			0.02
Change in environmental liabilities (h)		—			0.01
Litigation settlement gain (f)		(0.02)			—
Reassessment of deferred income taxes (k)		—			(0.01)
Noncontrolling interests (l)		0.08			(0.06)
Total adjustments		$0.04			$0.50

(a)	Results reported in accordance with accounting principles generally accepted in the United States (GAAP).

(b)	Adjustment to exclude the mark-to-market impact of Exelon’s economic hedging activities, net of intercompany eliminations.

(c)
In 2018, adjustment to exclude accelerated depreciation and amortization expenses and one-time charges associated with Generation's decision to early retire the Oyster Creek nuclear facility, as well as accelerated depreciation and amortization expenses associated with the 2017 decision to early retire the Three Mile Island nuclear facility, partially offset by a gain associated with Generation's sale of its electrical contracting business. In 2019, adjustment to exclude net realized gains related to Oyster Creek's NDT fund investments in conjunction with the Holtec sale on July 1, 2019, a benefit associated with a remeasurement in the first quarter 2019 of the TMI asset retirement obligation and a gain on the sale of certain wind assets in the second quarter of 2019, partially offset by accelerated depreciation and amortization expenses associated with Generation's previous decision to early retire the TMI nuclear facility.

(d)	In 2018, adjustment to exclude the impairment of certain wind projects at Generation. In 2019, adjustment to exclude the impairment of a fossil asset at Generation.

(e)	Adjustment to exclude reorganization costs related to cost management programs.

(f)	Adjustment to exclude a gain related to a litigation settlement.

(g)	Adjustment to exclude costs related to the PHI acquisition.

(h)	Adjustment to exclude charges to adjust an environmental reserve.

(i)
Adjustment to exclude the impact of net unrealized gains and losses on Generation’s NDT fund investments for Non-Regulatory and Regulatory Agreement Units. The impacts of the Regulatory Agreement Units, including the associated income taxes, are contractually eliminated, resulting in no earnings impact.

(j)	The effective tax rate related to Adjusted (non-GAAP) Operating Earnings is 18.5% and 18.7% for the six months ended June 30, 2019 and June 30, 2018, respectively.

(k)	Adjustment to exclude and adjustment to the remeasurement of deferred income taxes as a result of TCJA.

(l)
Adjustment to exclude elimination from Generation’s results of the noncontrolling interests related to certain exclusion items, primarily related to the impact of unrealized gains and losses on NDT fund investments at CENG.

EXELON CORPORATION
Reconciliation of Adjusted (non-GAAP) Operating
Earnings to GAAP Net Income (in millions)
Three Months Ended June 30, 2019 and 2018
(unaudited)

	Exelon Earnings per Diluted Share	Generation	ComEd		PECO		BGE		PHI (a)		Other (b)	Exelon
2018 GAAP Net Income	$0.56	$178	$164		$96		$51		$84		$(34)	$539
2018 Adjusted (non-GAAP) Operating (Earnings) Loss Adjustments:
Mark-to-Market Impact of Economic Hedging Activities (net of taxes of $23)	(0.07)	(67)	—		—		—		—		—	(67)
Unrealized Losses Related to NDT Fund Investments (net of taxes of $77) (1)	0.08	81	—		—		—		—		—	81
PHI Merger and Integration Costs (net of taxes of $0)	—	1	—		—		—		—		—	1
Long-Lived Asset Impairments (net of taxes of $11) (2)	0.03	30	—		—		—		—		—	30
Plant Retirements and Divestitures (net of taxes of $47) (3)	0.14	127	—		—		—		—		—	127
Cost Management Program (net of taxes of $4, $0, $0, $0 and $4, respectively) (4)	0.01	9	—		1		1		1		—	12
Change in Environmental Liabilities (net of taxes of $2)	0.01	5	—		—		—		—		—	5
Reassessment of Deferred Income Taxes (entire amount represents tax expense) (5)	(0.01)	1	—		—		—		1		(10)	(8)
Noncontrolling Interests (net of taxes of $7) (6)	(0.04)	(34)	—		—		—		—		—	(34)
2018 Adjusted (non-GAAP) Operating Earnings (Loss)	0.71	331	164		97		52		86		(44)	686
Year Over Year Effects on Earnings:
ComEd, PECO, BGE and PHI Margins:
Weather	(0.01)	—	—	(c)	(9)		—	(c)	(2)	(c)	—	(11)
Load	—	—	—	(c)	(2)		—	(c)	3	(c)	—	1
Other Energy Delivery (7)	0.07	—	16	(d)	34	(d)	6	(d)	10	(d)	—	66
Generation Energy Margins, Excluding Mark-to-Market:
Nuclear Volume (8)	(0.03)	(34)	—		—		—		—		—	(34)
Nuclear Fuel Cost (9)	0.01	11	—		—		—		—		—	11
Capacity Pricing (10)	(0.02)	(20)	—		—		—		—		—	(20)
Zero Emission Credit Revenue (11)	0.03	28	—		—		—		—		—	28
Market and Portfolio Conditions (12)	(0.16)	(158)	—		—		—		—		—	(158)
Operating and Maintenance Expense:
Labor, Contracting and Materials (13)	0.03	22	—		—		(3)		11		—	30
Planned Nuclear Refueling Outages (14)	0.04	42	—		—		—		—		—	42
Pension and Non-Pension Postretirement Benefits (15)	0.02	13	6		1		—		(2)		3	21
Other Operating and Maintenance (16)	(0.02)	(12)	7		(6)		(1)		(4)		—	(16)
Depreciation and Amortization Expense (17)	(0.03)	3	(19)		(6)		(2)		(6)		—	(30)
Interest Expense, Net	(0.01)	(2)	(2)		(1)		(3)		(1)		(5)	(14)
Income Taxes (18)	(0.02)	(14)	5		(9)		(1)		11		(13)	(21)
Noncontrolling Interests (19)	0.04	36	—		—		—		—		—	36
Other (20)	(0.03)	(44)	9		4		(2)		1		(2)	(34)
2019 Adjusted (non-GAAP) Operating Earnings (Loss)	0.60	202	186		103		46		107		(61)	583
2019 Adjusted (non-GAAP) Operating Earnings (Loss) Adjustments:
Mark-to-Market Impact of Economic Hedging Activities (net of taxes of $20, $2 and $22, respectively)	(0.07)	(65)	—		—		—		—		(3)	(68)
Unrealized Losses Related to NDT Fund Investments (net of taxes of $28) (1)	(0.05)	(52)	—		—		—		—		—	(52)
Long-Lived Asset Impairments (net of taxes of $1)	—	(1)	—		—		—		—		—	(1)
Plant Retirements and Divestitures (net of taxes of $38, $1 and $37, respectively) (3)	0.02	23	—		—		—		—		1	24
Cost Management Program (net of taxes of $1, $0, $0, $0 and $1, respectively) (4)	(0.01)	(3)	—		(1)		(1)		(1)		—	(6)
Litigation Settlement Gain (net of taxes of $7)	0.02	19	—		—		—		—		—	19
Noncontrolling Interests (net of taxes of $3) (6)	(0.02)	(15)	—		—		—		—		—	(15)
2019 GAAP Net Income (Loss)	$0.50	$108	186		$102		$45		$106		$(63)	$484

Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP Net Income and Adjusted (non-GAAP) Operating Earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items except the unrealized gains and losses related to NDT fund investments, the marginal statutory income tax rates for 2019 and 2018 ranged from 26.0% to 29.0%. Under IRS regulations, NDT fund investment returns are taxed at different rates for investments if they are in qualified or non-qualified funds. The effective tax rates for the unrealized gains and losses related to NDT fund investments were 35.1% and 48.9% for the three months ended June 30, 2019 and 2018, respectively.

(a)	PHI consolidated results include Pepco, DPL and ACE.

(b)	Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities and other financing and investment activities.

(c)	For ComEd, BGE, Pepco and DPL Maryland, customer rates are adjusted to eliminate the impacts of weather and customer usage on distribution volumes.

(d)
For regulatory recovery mechanisms, including ComEd’s distribution formula rate, ComEd, PECO, BGE and PHI utilities transmission formula rates, and riders across all utilities, revenues increase and decrease i) as fully recoverable costs fluctuate (with no impact on net earnings), and ii) pursuant to changes in rate base, capital structure and ROE (which impact net earnings).

(1)
Reflects the impact of net unrealized gains and losses on Generation’s NDT fund investments for Non-Regulatory and Regulatory Agreement Units. The impacts of the Regulatory Agreement Units, including the associated income taxes, are contractually eliminated, resulting in no earnings impact.

(2)	In 2018, primarily reflects the impairment of certain wind projects at Generation.

(3)
In 2018, primarily reflects accelerated depreciation and amortization expense associated with Generation's decision to early retire the Oyster Creek and Three Mile Island nuclear facilities. In 2019, primarily reflects net realized gains related to Oyster Creek's NDT fund investments in conjunction with the Holtec sale on July 1, 2019 and a gain on the sale of certain wind assets, partially offset by accelerated depreciation and amortization expenses associated with Generation's previous decision to early retire the TMI nuclear facility.

(4)	Primarily represents reorganization costs related to cost management programs.

(5)	Reflects an adjustment to the remeasurement of deferred income taxes as a result of the TCJA.

(6)
Represents elimination from Generation’s results of the noncontrolling interests related to certain exclusion items, primarily related to the impact of unrealized gains and losses on NDT fund investments at CENG.

(7)
For ComEd, reflects increased electric distribution, energy efficiency and transmission revenues (due to higher rate base and fully recoverable costs, partially offset by lower electric distribution ROE due to decreased treasury rates). For PECO, BGE, and PHI, primarily reflects increased revenue as a result of rate increases. For PECO, also reflects increased revenue as a result of the absence in 2019 of the 2010 and 2011 electric and gas distribution tax repair credits fully refunded in 2018. For PHI, the rate increases were partially offset by the accelerated amortization of certain deferred income tax regulatory liabilities established upon the enactment of TCJA as the result of regulatory settlements.

(8)	Primarily reflects the permanent cease of generation operations at Oyster Creek in September 2018.

(9)	Primarily reflects a decrease in fuel prices and decreased nuclear output as a result of the permanent cease of generation operations at Oyster Creek.

(10)	Primarily reflects decreased capacity prices in New York and Other Power Regions.

(11)	Primarily reflects an increase in New York ZEC prices and the approval of the New Jersey ZEC Program in the second quarter of 2019.

(12)	Primarily reflects lower realized energy prices.

(13)	For Generation, primarily reflects decreased costs related to the permanent cease of generation operations at Oyster Creek. For PHI, primarily reflects decreased contracting costs.

(14)	Primarily reflects a decrease in the number of nuclear outage days in 2019, excluding Salem.

(15)
Primarily reflects an increase in discount rates and the favorable impacts of the merger of two of Exelon’s pension plans effective in January 2019, partially offset by lower than expected asset returns in 2018.

(16)	For Generation, primarily reflects an increase in planned nuclear outage days at Salem in 2019.

(17)
Reflects ongoing capital expenditures across all utilities. For ComEd, also reflects higher depreciation rates effective January 2019 and increased amortization of deferred energy efficiency costs pursuant to FEJA. For PHI, the impact of ongoing capital expenditures is partially offset by decreased regulatory asset amortization.

(18)
For Generation, primarily reflects renewable tax credits and one-time adjustments. For PECO, primarily reflects decreased amortization of income tax regulatory liabilities established in 2010 and 2011 for electric and gas repair deductions that were fully refunded to customers in 2018. For PHI, primarily reflects the accelerated amortization of certain deferred income tax regulatory liabilities established upon the enactment of TCJA as the result of regulatory settlements.

(19)	Reflects elimination from Generation’s results of activity attributable to noncontrolling interests, primarily for CENG.

(20)	For Generation, primarily reflects lower realized NDT fund gains.

EXELON CORPORATION
Reconciliation of Adjusted (non-GAAP) Operating
Earnings to GAAP Net Income (in millions)
Six Months Ended June 30, 2019 and 2018
(unaudited)

	Exelon Earnings per Diluted Share	Generation	ComEd		PECO		BGE		PHI (a)		Other (b)	Exelon
2018 GAAP Net Income	$1.16	$314	$329		$210		$179		$149		$(56)	$1,125
2018 Adjusted (non-GAAP) Operating (Earnings) Loss Adjustments:
Mark-to-Market Impact of Economic Hedging Activities (net of taxes of $45, $1 and $46, respectively)	0.13	130	—		—		—		—		(1)	129
Unrealized Losses Related to NDT Fund Investments (net of taxes of $122) (1)	0.15	147	—		—		—		—		—	147
PHI Merger and Integration Costs (net of taxes of $2)	—	4	—		—		—		—		—	4
Long-Lived Asset Impairments (net of taxes of $11) (2)	0.03	30	—		—		—		—		—	30
Plant Retirements and Divestitures (net of taxes of $79, $1 and $78, respectively) (3)	0.23	219	—		—		—		—		1	220
Cost Management Program (net of taxes of $4, $1, $1, $0 and $6, respectively) (4)	0.02	12	—		1		2		1		—	16
Change in Environmental Liabilities (net of taxes of $2)	0.01	5	—		—		—		—		—	5
Reassessment of Deferred Income Taxes (entire amount represents tax expense) (5)	(0.01)	1	—		—		—		1		(10)	(8)
Noncontrolling Interests (net of taxes of $13) (6)	(0.06)	(57)	—		—		—		—		—	(57)
2018 Adjusted (non-GAAP) Operating Earnings (Loss)	1.66	805	329		211		181		151		(66)	1,611
Year Over Year Effects on Earnings:
ComEd, PECO, BGE and PHI Margins:
Weather	(0.01)	—	—	(c)	(7)		—	(c)	(3)	(c)	—	(10)
Load	—	—	—	(c)	1		—	(c)	2	(c)	—	3
Other Energy Delivery (7)	0.12	—	28	(d)	57	(d)	18	(d)	16	(d)	—	119
Generation Energy Margins, Excluding Mark-to-Market:
Nuclear Volume (8)	(0.08)	(77)	—		—		—		—		—	(77)
Nuclear Fuel Cost (9)	0.02	22	—		—		—		—		—	22
Capacity Pricing (10)	0.02	16	—		—		—		—		—	16
Zero Emission Credit Revenue (11)	(0.08)	(75)	—		—		—		—		—	(75)
Market and Portfolio Conditions (12)	(0.35)	(339)	—		—		—		—		—	(339)
Operating and Maintenance Expense:
Labor, Contracting and Materials (13)	0.06	45	3		(6)		(2)		17		—	57
Planned Nuclear Refueling Outages (14)	0.04	40	—		—		—		—		—	40
Pension and Non-Pension Postretirement Benefits (15)	0.04	25	14		2		(1)		(4)		6	42
Other Operating and Maintenance (16)	0.03	(24)	(9)		33		20		19		(11)	28
Depreciation and Amortization Expense (17)	(0.05)	7	(35)		(11)		(3)		(4)		(1)	(47)
Interest Expense, Net	(0.02)	4	(1)		(3)		(4)		(2)		(13)	(19)
Income Taxes (18)	(0.03)	(28)	6		(10)		3		29		(28)	(28)
Noncontrolling Interests (19)	0.13	122	—		—		—		—		—	122
Other (20)	(0.04)	(46)	9		4		(5)		4		(3)	(37)
2019 Adjusted (non-GAAP) Operating Earnings (Loss)	1.47	497	344		271		207		225		(116)	1,429
2019 Adjusted (non-GAAP) Operating Earnings (Loss) Adjustments:
Mark-to-Market Impact of Economic Hedging Activities (net of taxes of $30, $4 and $34, respectively)	(0.10)	(90)	—		—		—		—		(8)	(98)
Unrealized Gains Related to NDT Fund Investments (net of taxes of $133) (1)	0.15	142	—		—		—		—		—	142
Long-Lived Asset Impairments (net of taxes of $2)	(0.01)	(6)	—		—		—		—		—	(6)
Plant Retirements and Divestitures (net of taxes of $32) (3)	—	4	—		—		—		—		—	4
Cost Management Program (net of taxes of $5, $0, $1, $1 and $7, respectively) (4)	(0.02)	(12)	—		(1)		(1)		(2)		—	(16)
Litigation Settlement Gain (net of taxes of $7)	0.02	19	—		—		—		—		—	19
Noncontrolling Interests (net of taxes of $15) (6)	(0.08)	(82)	—		—		—		—		—	(82)
2019 GAAP Net Income (Loss)	$1.43	$472	$344		$270		$206		$223		$(124)	$1,391

Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP Net Income and Adjusted (non-GAAP) Operating Earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items except the unrealized gains and losses related to NDT fund investments, the marginal statutory income tax rates for 2019 and 2018 ranged from 26.0% to 29.0%. Under IRS regulations, NDT fund investment returns are taxed at different rates for investments if they are in qualified or non-qualified funds. The effective tax rates for the unrealized gains and losses related to NDT fund investments were 48.4% and 45.3% for the six months ended June 30, 2019 and 2018, respectively.

(a)	PHI consolidated results include Pepco, DPL and ACE.

(b)	Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities and other financing and investment activities.

(c)	For ComEd, BGE, Pepco and DPL Maryland, customer rates are adjusted to eliminate the impacts of weather and customer usage on distribution volumes.

(d)
For regulatory recovery mechanisms, including ComEd’s distribution formula rate, ComEd, PECO, BGE and PHI utilities transmission formula rates, and riders across all utilities, revenues increase and decrease i) as fully recoverable costs fluctuate (with no impact on net earnings), and ii) pursuant to changes in rate base, capital structure and ROE (which impact net earnings).

(1)
Reflects the impact of net unrealized gains and losses on Generation’s NDT fund investments for Non-Regulatory and Regulatory Agreement Units. The impacts of the Regulatory Agreement Units, including the associated income taxes, are contractually eliminated, resulting in no earnings impact.

(2)	In 2018, primarily reflects the impairment of certain wind projects at Generation.

(3)
In 2018, primarily reflects accelerated depreciation and amortization expenses and one-time charges associated with Generation's decision to early retire the Oyster Creek nuclear facility, as well as accelerated depreciation and amortization expenses associated with the 2017 decision to early retire the Three Mile Island nuclear facility, partially offset by a gain associated with Generation's sale of its electrical contracting business. In 2019, primarily reflects net realized gains related to Oyster Creek's NDT fund investments in conjunction with the Holtec sale on July 1, 2019, a benefit associated with a remeasurement in the first quarter 2019 of the TMI asset retirement obligation and a gain on the sale of certain wind assets in the second quarter of 2019, partially offset by accelerated depreciation and amortization expenses associated with Generation's previous decision to early retire the TMI nuclear facility.

(4)	Primarily represents reorganization costs related to cost management programs.

(5)	Reflects an adjustment to the remeasurement of deferred income taxes as a result of the TCJA.

(6)
Represents elimination from Generation’s results of the noncontrolling interests related to certain exclusion items, primarily related to the impact of unrealized gains and losses on NDT fund investments at CENG.

(7)
For ComEd, reflects increased electric distribution, energy efficiency and transmission revenues (due to higher rate base and fully recoverable costs, partially offset by lower electric distribution ROE due to decreased treasury rates). For PECO, BGE, and PHI, reflects increased revenue as a result of rate increases. For PECO, also reflects increased revenue as a result of the absence in 2019 of the 2010 and 2011 electric and gas distribution tax repair credits fully refunded in 2018. For PHI, the rate increases were partially offset by the accelerated amortization of certain deferred income tax regulatory liabilities established upon the enactment of TCJA as the result of regulatory settlements. Additionally, for all utilities, reflects decreased mutual assistance revenues.

(8)	Primarily reflects the permanent cease of generation operations at Oyster Creek in September 2018.

(9)	Primarily reflects a decrease in fuel prices and decreased nuclear output as a result of the permanent cease of generation operations at Oyster Creek.

(10)	Primarily reflects increased capacity prices in the Mid-Atlantic and Midwest regions, partially offset by decreased capacity prices in New York and Other Power Regions.

(11)
Primarily reflects the absence of the revenue recognized in the first quarter 2018 related to zero emissions credits generated in Illinois from June through December 2017, partially offset by an increase in New York ZEC prices and the approval of the New Jersey ZEC Program in the second quarter of 2019.

(12)	Primarily reflects lower realized energy prices and the impacts of Generation's natural gas portfolio.

(13)
For Generation, primarily reflects decreased costs related to the permanent cease of generation operations at Oyster Creek. For PHI, primarily reflects decreased contracting costs. Additionally, for all utilities, reflects decreased mutual assistance expenses.

(14)	Primarily reflects a decrease in the number of nuclear outage days in 2019, excluding Salem.

(15)
Primarily reflects an increase in discount rates and the favorable impacts of the merger of two of Exelon’s pension plans effective in January 2019, partially offset by lower than expected asset returns in 2018.

(16)
For Generation, primarily reflects the absence of a supplemental NEIL insurance distribution received in the first quarter 2018 and an increase in planned nuclear outage days at Salem in 2019. For ComEd, primarily reflects increased storm costs. For PECO and BGE, primarily reflects decreased storm costs related to March 2018 winter storms. For PHI, primarily reflects a decrease in uncollectible accounts expense.

(17)
Reflects ongoing capital expenditures across all utilities. For ComEd, also reflects higher depreciation rates effective January 2019 and increased amortization of deferred energy efficiency costs pursuant to FEJA. For PHI, the impact of ongoing capital expenditures is partially offset by decreased regulatory asset amortization.

(18)
For Generation, primarily reflects renewable tax credits and one-time adjustments. For PECO, primarily reflects decreased amortization of income tax regulatory liabilities established in 2010 and 2011 for electric and gas repair deductions that were fully refunded to customers in 2018. For PHI, primarily reflects the accelerated amortization of certain deferred income tax regulatory liabilities established upon the enactment of TCJA as the result of regulatory settlements.

(19)	Reflects elimination from Generation’s results of activity attributable to noncontrolling interests, primarily for CENG.

(20)	For Generation, primarily reflects lower realized NDT fund gains.

EXELON CORPORATION
GAAP Consolidated Statements of Operations and
Adjusted (non-GAAP) Operating Earnings Reconciling Adjustments
(unaudited)
(in millions)

	Generation
	Three Months Ended June 30, 2019			Three Months Ended June 30, 2018
	GAAP (a)	Non-GAAP Adjustments		GAAP (a)	Non-GAAP Adjustments
Operating revenues	$4,210	$(38)	(b)	$4,579	$5	(b)
Operating expenses
Purchased power and fuel	2,292	(117)	(b),(c)	2,280	76	(b),(c)
Operating and maintenance	1,266	2	(c),(d),(e),(k)	1,418	(64)	(c),(d),(e),(h),(j)
Depreciation and amortization	409	(99)	(c)	466	(152)	(c)
Taxes other than income	129	—		134	—
Total operating expenses	4,096			4,298
Gain on sales of assets and businesses	33	(33)	(c)	1	(1)	(c)
Operating income	147			282
Other income and (deductions)
Interest expense, net	(116)	9	(b)	(102)	—
Other, net	171	(68)	(b),(c),(f)	29	158	(f)
Total other income and (deductions)	55			(73)
Income before income taxes	202			209
Income taxes	78	5	(b),(c),(d),(e),(f),(k)	23	116	(b),(c),(d),(e),(f),(i),(j)
Equity in losses of unconsolidated affiliates	(6)	—		(5)	—
Net income	118			181
Net income attributable to noncontrolling interests	10	(15)	(g)	3	33	(g)
Net income attributable to membership interest	$108			$178

	Six Months Ended June 30, 2019			Six Months Ended June 30, 2018
	GAAP (a)	Non-GAAP Adjustments		GAAP (a)	Non-GAAP Adjustments
Operating revenues	$9,506	$14	(b)	$10,090	$102	(b)
Operating expenses
Purchased power and fuel	5,497	(97)	(b),(c)	5,573	(107)	(b),(c)
Operating and maintenance	2,484	61	(c),(d),(e),(k)	2,756	(98)	(c),(d),(e),(h),(j)
Depreciation and amortization	814	(199)	(c)	914	(289)	(c)
Taxes other than income	264	—		272	—
Total operating expenses	9,059			9,515
Gain on sales of assets and businesses	33	(33)	(c)	54	(54)	(c)
Operating income	480			629
Other income and (deductions)
Interest expense, net	(227)	17	(b)	(202)	—
Other, net	601	(426)	(b),(c),(f)	(15)	269	(f)
Total other income and (deductions)	374			(217)
Income before income taxes	854			412
Income taxes	301	(136)	(b),(c),(d),(e),(f),(k)	32	263	(b),(c),(d),(e),(f),(h),(i),(j)
Equity in losses of unconsolidated affiliates	(13)	—		(12)	—
Net income	540			368
Net income attributable to noncontrolling interests	68	(82)	(g)	54	57	(g)
Net income attributable to membership interest	$472			$314

(a)	Results reported in accordance with accounting principles generally accepted in the United States (GAAP).

(b)	Adjustment to exclude the mark-to-market impact of Generation’s economic hedging activities, net of intercompany eliminations.

(c)
In 2018, adjustment to exclude accelerated depreciation and amortization expenses and one-time charges associated with Generation's decision to early retire the Oyster Creek nuclear facility, as well as accelerated depreciation and amortization expenses associated with the 2017 decision to early retire the Three Mile Island nuclear facility, partially offset by a gain associated with Generation's sale of its electrical contracting business. In 2019, adjustment to exclude net realized gains related to Oyster Creek's NDT fund investments in conjunction with the Holtec sale on July 1, 2019, a benefit associated with a remeasurement in the first quarter 2019 of the TMI asset retirement obligation and a gain on the sale of certain wind assets in the second quarter of 2019, partially offset by accelerated depreciation and amortization expenses associated with Generation's previous decision to early retire the TMI nuclear facility.

(d)	Adjustment to exclude reorganization costs related to cost management programs.

(e)	Adjustment to exclude the impairment of certain wind projects.

(f)
Adjustment to exclude the impact of net unrealized gains and losses on Generation’s NDT fund investments for Non-Regulatory and Regulatory Agreement Units. The impacts of the Regulatory Agreement Units, including the associated income taxes, are contractually eliminated, resulting in no earnings impact.

(g)
Adjustment to exclude the elimination from Generation’s results of the noncontrolling interest related to certain exclusion items, primarily related to the impact of unrealized gains and losses on NDT fund investments at CENG.

(h)	Adjustment to exclude certain costs associated with mergers and acquisitions, including, if and when applicable, professional fees, employee-related expenses and integration activities.

(i)	Adjustment to exclude the remeasurement of deferred income taxes as a result of the TCJA.

(j)	Adjustment to exclude charges to adjust the environmental reserve.

(k)	Adjustment to exclude a gain related to a litigation settlement.

EXELON CORPORATION
GAAP Consolidated Statements of Operations and
Adjusted (non-GAAP) Operating Earnings Reconciling Adjustments
(unaudited)
(in millions)

	ComEd
	Three Months Ended June 30, 2019		Three Months Ended June 30, 2018 (b)
	GAAP (a)	Non-GAAP Adjustments	GAAP (a)	Non-GAAP Adjustments
Operating revenues	$1,351	$—	$1,398	$—
Operating expenses
Purchased power and fuel	407	—	477	—
Operating and maintenance	305	—	324	—
Depreciation and amortization	257	—	231	—
Taxes other than income	71	—	79	—
Total operating expenses	1,040		1,111
Gain on sales of assets	—	—	1	—
Operating income	311		288
Other income and (deductions)
Interest expense, net	(89)	—	(85)	—
Other, net	10	—	4	—
Total other income and (deductions)	(79)		(81)
Income before income taxes	232		207
Income taxes	46	—	43	—
Net income	$186		$164

	Six Months Ended June 30, 2019		Six Months Ended June 30, 2018
	GAAP (a)	Non-GAAP Adjustments	GAAP (a)	Non-GAAP Adjustments
Operating revenues	$2,759	$—	$2,910	$—
Operating expenses
Purchased power and fuel	892	—	1,082	—
Operating and maintenance	626	—	638	—
Depreciation and amortization	508	—	459	—
Taxes other than income	148	—	156	—
Total operating expenses	2,174		2,335
Gain on sales of assets	3	—	5	—
Operating income	588		580
Other income and (deductions)
Interest expense, net	(178)	—	(175)	—
Other, net	19	—	12	—
Total other income and (deductions)	(159)		(163)
Income before income taxes	429		417
Income taxes	85	—	88	—
Net income	$344		$329

(a)	Results reported in accordance with accounting principles generally accepted in the United States (GAAP).

EXELON CORPORATION
GAAP Consolidated Statements of Operations and
Adjusted (non-GAAP) Operating Earnings Reconciling Adjustments
(unaudited)
(in millions)

	PECO
	Three Months Ended June 30, 2019			Three Months Ended June 30, 2018
	GAAP (a)	Non-GAAP Adjustments		GAAP (a)	Non-GAAP Adjustments
Operating revenues	$655	$—		$653	$—
Operating expenses
Purchased power and fuel	191	—		222	—
Operating and maintenance	199	(1)	(b)	191	(1)	(b)
Depreciation and amortization	83	—		74	—
Taxes other than income	37	—		39	—
Total operating expenses	510			526
Operating income	145			127
Other income and (deductions)
Interest expense, net	(33)	—		(32)	—
Other, net	3	—		—	—
Total other income and (deductions)	(30)			(32)
Income before income taxes	115			95
Income taxes	13	—		(1)	—
Net income	$102			$96

	Six Months Ended June 30, 2019			Six Months Ended June 30, 2018
	GAAP (a)	Non-GAAP Adjustments		GAAP (a)	Non-GAAP Adjustments
Operating revenues	$1,554	$—		$1,518	$—
Operating expenses
Purchased power and fuel	520	—		555	—
Operating and maintenance	424	(1)	(b)	466	(2)	(b)
Depreciation and amortization	164	—		149	—
Taxes other than income	79	—		79	—
Total operating expenses	1,187			1,249
Operating income	367			269
Other income and (deductions)
Interest expense, net	(67)	—		(64)	—
Other, net	7	—		2	—
Total other income and (deductions)	(60)			(62)
Income before income taxes	307			207
Income taxes	37	—		(3)	1	(b)
Net income	$270			$210

(a)	Results reported in accordance with accounting principles generally accepted in the United States (GAAP).

(b)	Adjustment to exclude reorganization costs related to cost management programs.

EXELON CORPORATION
GAAP Consolidated Statements of Operations and
Adjusted (non-GAAP) Operating Earnings Reconciling Adjustments
(unaudited)
(in millions)

	BGE
	Three Months Ended June 30, 2019			Three Months Ended June 30, 2018
	GAAP (a)	Non-GAAP Adjustments		GAAP (a)	Non-GAAP Adjustments
Operating revenues	$649	$—		$662	$—
Operating expenses
Purchased power and fuel	208	—		229	—
Operating and maintenance	182	(1)	(b)	176	(2)	(b)
Depreciation and amortization	117	—		114	—
Taxes other than income	62	—		59	—
Total operating expenses	569			578
Gain on sales of assets	—	—		1	—
Operating income	80			85
Other income and (deductions)
Interest expense, net	(29)	—		(25)	—
Other, net	5	—		4	—
Total other income and (deductions)	(24)			(21)
Income before income taxes	56			64
Income taxes	11	—		13	1	(b)
Net income	$45			$51

	Six Months Ended June 30, 2019			Six Months Ended June 30, 2018
	GAAP (a)	Non-GAAP Adjustments		GAAP (a)	Non-GAAP Adjustments
Operating revenues	$1,625	$—		$1,639	$—
Operating expenses
Purchased power and fuel	570	—		609	—
Operating and maintenance	372	(2)	(b)	397	(3)	(b)
Depreciation and amortization	252	—		248	—
Taxes other than income	131	—		124	—
Total operating expenses	1,325			1,378
Gain on sales of assets	—	—		1	—
Operating income	300			262
Other income and (deductions)
Interest expense, net	(58)	—		(51)	—
Other, net	11	—		9	—
Total other income and (deductions)	(47)			(42)
Income before income taxes	253			220
Income taxes	47	1	(b)	41	1	(b)
Net income	$206			$179

(a)	Results reported in accordance with GAAP.

(b)	Adjustment to exclude reorganization costs related to cost management programs.

EXELON CORPORATION
GAAP Consolidated Statements of Operations and
Adjusted (non-GAAP) Operating Earnings Reconciling Adjustments
(unaudited)
(in millions)

	PHI (b)
	Three Months Ended June 30, 2019			Three Months Ended June 30, 2018
	GAAP (a)	Non-GAAP Adjustments		GAAP (a)	Non-GAAP Adjustments
Operating revenues	$1,091	$—		$1,076	$—
Operating expenses
Purchased power and fuel	382	—		381	—
Operating and maintenance	248	(2)	(b)	255	(1)	(b)
Depreciation and amortization	188	—		180	—
Taxes other than income	108	—		107	—
Total operating expenses	926			923
Operating income	165			153
Other income and (deductions)
Interest expense, net	(67)	—		(65)	—
Other, net	14	—		11	—
Total other income and (deductions)	(53)			(54)
Income before income taxes	112			99
Income taxes	6	1	(b)	15	(1)	(b)
Net income	$106			$84

	Six Months Ended June 30, 2019			Six Months Ended June 30, 2018
	GAAP (a)	Non-GAAP Adjustments		GAAP (a)	Non-GAAP Adjustments
Operating revenues	$2,319	$—		$2,327	$—
Operating expenses
Purchased power and fuel	872	—		901	—
Operating and maintenance	520	(3)	(b)	563	(1)	(b)
Depreciation and amortization	369	—		363	—
Taxes other than income	220	—		221	—
Total operating expenses	1,981			2,048
Operating income	338			279
Other income and (deductions)
Interest expense, net	(131)	—		(128)	—
Other, net	27	—		22	—
Total other income and (deductions)	(104)			(106)
Income before income taxes	234			173
Income taxes	11	1	(b)	24	(1)	(b)
Net income	$223			$149

(a)	Results reported in accordance with accounting principles generally accepted in the United States (GAAP).

(b)	Adjustment to exclude reorganization costs related to cost management programs.

EXELON CORPORATION
GAAP Consolidated Statements of Operations and
Adjusted (non-GAAP) Operating Earnings Reconciling Adjustments
(unaudited)
(in millions)

	Other (a)
	Three Months Ended June 30, 2019			Three Months Ended June 30, 2018 (b)
	GAAP (c)	Non-GAAP Adjustments		GAAP (c)	Non-GAAP Adjustments
Operating revenues	$(267)	$—		$(292)	$—
Operating expenses
Purchased power and fuel	(255)	—		(274)	—
Operating and maintenance	(41)	—		(57)	—
Depreciation and amortization	25	—		23	—
Taxes other than income	11	—		10	—
Total operating expenses	(260)			(298)
Gain on sales of assets and businesses	—	—		1	—
Operating income	(7)			7
Other income and (deductions)
Interest expense, net	(75)	5	(c)	(64)	—
Other, net	9	—		(4)	—
Total other income and (deductions)	(66)			(68)
Loss before income taxes	(73)			(61)
Income taxes	(10)	3	(c),(d)	(27)	10	(d),(e)
Equity in earnings of unconsolidated affiliates	—	—		—	—
Net (loss) income	(63)			(34)
Net income attributable to noncontrolling interests	—			—	—
Net (loss) income attributable to common shareholders	$(63)			$(34)

	Six Months Ended June 30, 2019			Six Months Ended June 30, 2018
	GAAP (b)	Non-GAAP Adjustments		GAAP (b)	Non-GAAP Adjustments
Operating revenues	$(597)	$—		$(715)	$—
Operating expenses
Purchased power and fuel	(573)	—		(678)	—
Operating and maintenance	(79)	—		(129)	—
Depreciation and amortization	47	—		46	—
Taxes other than income	21	—		22	—
Total operating expenses	(584)			(739)
Gain on sales of assets	—	—		—	—
Operating income	(13)			24
Other income and (deductions)
Interest expense, net	(152)	12	(c)	(125)	—
Other, net	14	—		(13)	—
Total other income and (deductions)	(138)			(138)
Loss before income taxes	(151)			(114)
Income taxes	(27)	4	(c),(d)	(57)	10	(d),(e)
Equity in earnings of unconsolidated affiliates	1	—		1	—
Net (loss) income	(123)			(56)
Net income attributable to noncontrolling interests	1			—
Net (loss) income attributable to common shareholders	$(124)			$(56)

(a)	Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities and other financing and investment activities.

(b)	Results reported in accordance with accounting principles generally accepted in the United States (GAAP).

(c)	Adjustment to exclude the mark-to-market impact of Exelon’s economic hedging activities, net of intercompany eliminations.

(d)
In 2018, adjustment to exclude accelerated depreciation and amortization expense associated with Generation's decision to early retire the Oyster Creek and Three Mile Island nuclear facilities. In 2019, adjustment to exclude net realized gains related to Oyster Creek's NDT fund investments in conjunction with the Holtec sale on July 1, 2019, partially offset by accelerated depreciation and amortization expenses associated with Generation's previous decision to early retire the TMI nuclear facility.

(e)	In 2018, an adjustment to the remeasurement of deferred income taxes as a result of TCJA.

EXELON CORPORATION
Generation Statistics

	Three Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Supply (in GWhs)
Nuclear Generation(a)
Mid-Atlantic	14,075	15,080	15,175	16,197	16,498
Midwest	23,996	23,733	23,752	23,834	23,100
New York	6,677	6,902	6,882	6,518	6,125
Total Nuclear Generation	44,748	45,715	45,809	46,549	45,723
Fossil and Renewables
Mid-Atlantic	915	951	1,010	853	907
Midwest	328	392	353	244	321
New York	1	1	—	1	1
ERCOT	3,066	3,078	2,791	3,137	2,303
Other Power Regions(b)	2,514	3,141	2,563	3,628	3,037
Total Fossil and Renewables	6,824	7,563	6,717	7,863	6,569
Purchased Power
Mid-Atlantic	2,557	2,566	1,678	3,504	557
Midwest	250	288	263	174	223
ERCOT	1,213	1,042	1,046	1,811	2,320
Other Power Regions(b)	11,116	12,569	12,268	12,705	10,455
Total Purchased Power	15,136	16,465	15,255	18,194	13,555
Total Supply/Sales by Region
Mid-Atlantic(c)	17,547	18,597	17,863	20,554	17,962
Midwest(c)	24,574	24,413	24,368	24,252	23,644
New York	6,678	6,903	6,882	6,519	6,126
ERCOT	4,279	4,120	3,837	4,948	4,623
Other Power Regions(b)	13,630	15,710	14,831	16,333	13,492
Total Supply/Sales by Region	66,708	69,743	67,781	72,606	65,847
	Three Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Outage Days(d)
Refueling	56	74	76	36	94
Non-refueling	28	—	18	12	2
Total Outage Days	84	74	94	48	96

(a)
Includes the proportionate share of output where Generation has an undivided ownership interest in jointly-owned generating plants and includes the total output of plants that are fully consolidated (e.g. CENG).

(b)	Other Power Regions includes New England, South, West and Canada.

(c)	Includes affiliate sales to PECO, BGE, Pepco, DPL and ACE in the Mid-Atlantic region and affiliate sales to ComEd in the Midwest region.

(d)	Outage days exclude Salem.

EXELON CORPORATION
Exelon Generation Statistics
Six Months Ended June 30, 2019 and 2018

	June 30, 2019	June 30, 2018
Supply (in GWhs)
Nuclear Generation(a)
Mid-Atlantic	29,155	32,727
Midwest	47,729	46,698
New York	13,579	13,239
Total Nuclear Generation	90,463	92,664
Fossil and Renewables
Mid-Atlantic	1,865	1,807
Midwest	719	776
New York	2	2
ERCOT	6,144	5,252
Other Power Regions	5,654	7,065
Total Fossil and Renewables	14,384	14,902
Purchased Power
Mid-Atlantic	5,123	1,323
Midwest	538	559
ERCOT	2,255	3,692
Other Power Regions	23,684	20,025
Total Purchased Power	31,600	25,599
Total Supply/Sales by Region
Mid-Atlantic(b)	36,143	35,857
Midwest(b)	48,986	48,033
New York	13,581	13,241
ERCOT	8,399	8,944
Other Power Regions	29,338	27,090
Total Supply/Sales by Region	136,447	133,165

(a)
Includes the proportionate share of output where Generation has an undivided ownership interest in jointly-owned generating plants and includes the total output of plants that are fully consolidated (e.g. CENG).

(b)	Includes affiliate sales to PECO, BGE, Pepco, DPL and ACE in the Mid-Atlantic region and affiliate sales to ComEd in the Midwest region.

EXELON CORPORATION
ComEd Statistics
Three Months Ended June 30, 2019 and 2018

	Revenue (in millions)
	2019	2018	% Change
Rate-Regulated Electric Revenues(a)
Residential	$647	$699	(7.4)%
Small commercial & industrial	349	357	(2.2)%
Large commercial & industrial	127	127	—%
Public authorities & electric railroads	10	12	(16.7)%
Other(b)	227	213	6.6%
Total rate-regulated electric revenues(c)	1,360	1,408	(3.4)%
Other Rate-Regulated Revenues(d)	(9)	(10)	(10.0)%
Total Electric Revenues	$1,351	$1,398	(3.4)%
Purchased Power	$407	$477	(14.7)%

Six Months Ended June 30, 2019 and 2018

	Revenue (in millions)
	2019	2018	% Change
Rate-Regulated Electric Revenues(a)
Residential	$1,356	$1,416	(4.2)%
Small commercial & industrial	709	741	(4.3)%
Large commercial & industrial	259	280	(7.5)%
Public authorities & electric railroads	23	25	(8.0)%
Other(b)	442	444	(0.5)%
Total rate-regulated electric revenues(c)	2,789	2,906	(4.0)%
Other Rate-Regulated Revenues(d)	(30)	4	(850.0)%
Total Electric Revenues	$2,759	$2,910	(5.2)%
Purchased Power	$892	$1,082	(17.6)%

(a)
Reflects revenues from customers purchasing electricity directly from ComEd and customers purchasing electricity from a competitive electric generation supplier, as all customers are assessed delivery charges. For customers purchasing electricity from ComEd, revenues also reflect the cost of energy and transmission.

(b)	Includes transmission revenue from PJM, wholesale electric revenue and mutual assistance revenue.

(c)
Includes operating revenues from affiliates totaling $5 million and $5 million three months ended June 30, 2019 and 2018, respectively, and $9 million and $19 million for the six months ended June 30, 2019 and 2018, respectively.

(d)	Includes alternative revenue programs and late payment charges.

EXELON CORPORATION
PECO Statistics
Three Months Ended June 30, 2019 and 2018

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2019	2018	% Change	Weather- Normal % Change	2019	2018	% Change
Electric (in GWhs)
Rate-Regulated Electric Deliveries and Revenues(a)
Residential	2,821	2,946	(4.2)%	(1.1)%	$343	$338	1.5%
Small commercial & industrial	1,823	1,930	(5.5)%	(5.2)%	99	97	2.1%
Large commercial & industrial	3,769	3,811	(1.1)%	(1.3)%	52	52	—%
Public authorities & electric railroads	182	182	—%	(1.7)%	7	6	16.7%
Other(b)	—	—	n/a	n/a	62	60	3.3%
Total rate-regulated electric revenues(c)	8,595	8,869	(3.1)%	(2.1)%	563	553	1.8%
Other Rate-Regulated Revenues(d)					3	7	(57.1)%
Total Electric Revenues					566	560	1.1%
Natural Gas (in mmcfs)
Rate-Regulated Gas Deliveries and Revenues(e)
Residential	3,351	5,889	(43.1)%	(2.1)%	$49	62	(21.0)%
Small commercial & industrial	4,040	3,598	12.3%	(1.5)%	33	25	32.0%
Large commercial & industrial	17	6	183.3%	22.5%	—	—	n/a
Transportation	5,719	5,981	(4.4)%	—%	6	5	20.0%
Other(f)	—	—	n/a	n/a	1	1	—%
Total rate-regulated natural gas revenues(g)	13,127	15,474	(15.2)%	(0.9)%	89	93	(4.3)%
Other Rate-Regulated Revenues(d)					—	—	n/a
Total Natural Gas Revenues					89	93	(4.3)%
Total Electric and Natural Gas Revenues					$655	$653	0.3%
Purchased Power and Fuel					$191	$222	(14.0)%

				% Change
Heating and Cooling Degree-Days	2019	2018	Normal	From 2018	From Normal
Heating Degree-Days	270	482	435	(44.0)%	(37.9)%
Cooling Degree-Days	425	382	384	11.3%	10.7%

Six Months Ended June 30, 2019 and 2018

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2019	2018	% Change	Weather- Normal % Change	2019	2018	% Change
Electric (in GWhs)
Rate-Regulated Electric Deliveries and Revenues(a)
Residential	6,462	6,574	(1.7)%	(0.3)%	$752	$741	1.5%
Small commercial & industrial	3,889	3,958	(1.7)%	(1.6)%	195	198	(1.5)%
Large commercial & industrial	7,340	7,514	(2.3)%	(2.4)%	100	110	(9.1)%
Public authorities & electric railroads	377	379	(0.5)%	(1.3)%	14	14	—%
Other(b)	—	—	n/a	n/a	123	122	0.8%
Total rate-regulated electric revenues(c)	18,068	18,425	(1.9)%	(1.5)%	1,184	1,185	(0.1)%
Other Rate-Regulated Revenues(d)					1	8	(87.5)%
Total Electric Revenues					1,185	1,193	(0.7)%
Natural Gas (in mmcfs)
Rate-Regulated Gas Deliveries and Revenues(e)
Residential	24,569	26,463	(7.2)%	0.6%	$247	223	10.8%
Small commercial & industrial	14,684	14,016	4.8%	(0.4)%	105	87	20.7%
Large commercial & industrial	36	52	(30.8)%	3.1%	1	1	—%
Transportation	13,692	13,549	1.1%	3.2%	13	11	18.2%
Other(f)	—	—	n/a	n/a	3	3	—%
Total rate-regulated natural gas revenues(g)	52,981	54,080	(2.0)%	1.0%	369	325	13.5%
Other Rate-Regulated Revenues(d)					—	—	n/a
Total Natural Gas Revenues					369	325	13.5%
Total Electric and Natural Gas Revenues					$1,554	$1,518	2.4%
Purchased Power and Fuel					$520	$555	(6.3)%

				% Change
Heating and Cooling Degree-Days	2019	2018	Normal	From 2018	From Normal
Heating Degree-Days	2,702	2,879	2,863	(6.1)%	(5.6)%
Cooling Degree-Days	427	382	385	(11.8)%	10.9%

Number of Electric Customers	2019	2018	Number of Natural Gas Customers	2019	2018
Residential	1,486,973	1,474,901	Residential	483,657	478,954
Small Commercial & Industrial	153,387	152,152	Small Commercial & Industrial	43,953	43,748
Large Commercial & Industrial	3,105	3,114	Large Commercial & Industrial	2	1
Public Authorities & Electric Railroads	9,733	9,544	Transportation	737	767
Total	1,653,198	1,639,711	Total	528,349	523,470

(a)
Reflects delivery volumes and revenues from customers purchasing electricity directly from PECO and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from PECO, revenues also reflect the cost of energy and transmission.

(b)	Includes transmission revenue from PJM, wholesale electric revenue and mutual assistance revenue.

(c)
Includes operating revenues from affiliates totaling $1 million and $2 million for the three months ended June 30, 2019 and 2018, respectively, and $2 million and $3 million for the six months ended June 30, 2019 and 2018, respectively.

(d)	Includes alternative revenue programs and late payment charges.

(e)
Reflects delivery volumes and revenues from customers purchasing natural gas directly from PECO and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from PECO, revenue also reflects the cost of natural gas.

(f)	Includes revenues primarily from off-system sales.

(g)
Includes operating revenues from affiliates totaling less than $1 million for the three months ended June 30, 2019 and 2018, and $1 million and less than $1 million for the six months ended June 30, 2019 and 2018, respectively.

EXELON CORPORATION
BGE Statistics
Three Months Ended June 30, 2019 and 2018

	Revenue (in millions)
	2019	2018	% Change
Electric (in GWhs)
Rate-Regulated Electric Revenues(a)
Residential	$282	$295	(4.4)%
Small commercial & industrial	59	60	(1.7)%
Large commercial & industrial	109	101	7.9%
Public authorities & electric railroads	6	7	(14.3)%
Other(b)	82	78	5.1%
Total rate-regulated electric revenues(c)	538	541	(0.6)%
Other Rate-Regulated Revenues(d)	2	7	(71.4)%
Total Electric Revenues	540	548	(1.5)%
Natural Gas (in mmcfs)
Rate-Regulated Gas Revenues(e)
Residential	60	74	(18.9)%
Small commercial & industrial	11	13	(15.4)%
Large commercial & industrial	23	23	—%
Other(f)	7	12	(41.7)%
Total rate-regulated natural gas revenues(g)	101	122	(17.2)%
Other Rate-Regulated Revenues(d)	8	(8)	(200.0)%
Total Natural Gas Revenues	109	114	(4.4)%
Total Electric and Natural Gas Revenues	$649	$662	(2.0)%
Purchased Power and Fuel	$208	$229	(9.2)%

Six Months Ended June 30, 2019 and 2018

	Revenue (in millions)
	2019	2018	% Change
Rate-Regulated Electric Revenues(a)
Residential	$667	$688	(3.1)%
Small commercial & industrial	129	128	0.8%
Large commercial & industrial	219	207	5.8%
Public authorities & electric railroads	13	14	(7.1)%
Other(b)	160	156	2.6%
Total rate-regulated electric revenues(c)	1,188	1,193	(0.4)%
Other Rate-Regulated Revenues(d)	10	13	(23.1)%
Total Electric Revenues	1,198	1,206	(0.7)%
Rate-Regulated Gas Revenues(e)
Residential	279	298	(6.4)%
Small commercial & industrial	46	47	(2.1)%
Large commercial & industrial	73	70	4.3%
Other(f)	13	40	(67.5)%
Total rate-regulated natural gas revenues(g)	411	455	(9.7)%
Other Rate-Regulated Revenues(d)	16	(22)	(172.7)%
Total Natural Gas Revenues	427	433	(1.4)%
Total Electric and Natural Gas Revenues	$1,625	$1,639	(0.9)%
Purchased Power and Fuel	$570	$609	(6.4)%

Number of Electric Customers	2019	2018	Number of Natural Gas Customers	2019	2018
Residential	1,171,815	1,163,789	Residential	634,939	630,714
Small Commercial & Industrial	113,982	113,745	Small Commercial & Industrial	38,164	38,274
Large Commercial & Industrial	12,275	12,183	Large Commercial & Industrial	5,991	5,900
Public Authorities & Electric Railroads	264	268	Total	679,094	674,888
Total	1,298,336	1,289,985

(a)
Reflects revenues from customers purchasing electricity directly from BGE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from BGE, revenues also reflect the cost of energy and transmission.

(b)	Includes revenues from transmission revenue from PJM, wholesale electric revenue and mutual assistance revenue.

(c)
Includes operating revenues from affiliates totaling $1 million and $2 million for the three months ended June 30, 2019 and 2018, respectively, and $3 million for both the six months ended June 30, 2019 and 2018.

(d)	Includes alternative revenue programs and late payment charges.

(e)
Reflects delivery volumes and revenues from customers purchasing natural gas directly from BGE and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from BGE, revenue also reflects the cost of natural gas.

(f)	Includes revenues primarily from off-system sales.

(g)	Includes operating revenues from affiliates totaling $4 million for both the three months ended June 30, 2019 and 2018, and $9 million for both the six months ended June 30, 2019 and 2018.

EXELON CORPORATION
PEPCO Statistics
Three Months Ended June 30, 2019 and 2018

	Revenue (in millions)
	2019	2018	% Change
Rate-Regulated Electric Revenues(a)
Residential	$224	$228	(1.8)%
Small commercial & industrial	35	33	6.1%
Large commercial & industrial	207	212	(2.4)%
Public authorities & electric railroads	8	9	(11.1)%
Other(b)	56	49	14.3%
Total rate-regulated electric revenues(c)	530	531	(0.2)%
Other Rate-Regulated Revenues(d)	1	(8)	(112.5)%
Total Electric Revenues	$531	$523	1.5%
Purchased Power	$144	$140	2.9%

Six Months Ended June 30, 2019 and 2018

	Revenue (in millions)
	2019	2018	% Change
Rate-Regulated Electric Revenues(a)
Residential	$480	$486	(1.2)%
Small commercial & industrial	73	65	12.3%
Large commercial & industrial	411	402	2.2%
Public authorities & electric railroads	17	16	6.3%
Other(b)	108	98	10.2%
Total rate-regulated electric revenues(c)	1,089	1,067	2.1%
Other Rate-Regulated Revenues(d)	17	13	30.8%
Total Electric Revenues	$1,106	$1,080	2.4%
Purchased Power	$331	$322	2.8%

Number of Electric Customers	2019	2018
Residential	811,985	798,741
Small Commercial & Industrial	54,194	53,460
Large Commercial & Industrial	22,155	21,846
Public Authorities & Electric Railroads	155	147
Total	888,489	874,194

(a)
Reflects revenues from customers purchasing electricity directly from Pepco and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from Pepco, revenues also reflect the cost of energy and transmission.

(b)	Includes transmission revenue from PJM, wholesale electric revenue and mutual assistance revenue.

(c)
Includes operating revenues from affiliates totaling $1 million and $2 million for the three months ended June 30, 2019 and 2018 respectively, and $3 million for both the six months ended June 30, 2019 and 2018.

(d)	Includes alternative revenue programs and late payment charge revenues.

EXELON CORPORATION
DPL Statistics
Three Months Ended June 30, 2019 and 2018

	Electric and Natural Gas Deliveries to Delaware Customers				Revenue (a) (in millions)
	2019	2018	% Change	Weather - Normal % Change	2019	2018	% Change
Electric (in GWhs)
Rate-Regulated Electric Deliveries and Revenues(b)
Residential	652	671	(2.8)%	(0.6)%	$135	$142	(4.9)%
Small Commercial & industrial	306	321	(4.7)%	(4.3)%	44	44	—%
Large Commercial & industrial	866	928	(6.7)%	(6.7)%	25	25	—%
Public authorities & electric railroads	9	8	12.5%	12.8%	4	3	33.3%
Other(c)	—	—	n/a	n/a	54	41	31.7%
Total rate-regulated electric revenues(d)	1,833	1,928	(4.9)%	(4.1)%	262	255	2.7%
Other Rate-Regulated Revenues(e)					1	6	(83.3)%
Total Electric Revenues					263	261	0.8%
Natural Gas (in mmcfs)
Rate-Regulated Gas Deliveries and Revenues(f)
Residential	741	957	(22.6)%	9.6%	11	13	(15.4)%
Small commercial & industrial	566	644	(12.1)%	8.6%	7	8	(12.5)%
Large commercial & industrial	442	466	(5.2)%	(5.2)%	2	1	100.0%
Transportation	1,475	1,420	3.9%	8.8%	3	4	(25.0)%
Other(g)	—	—	n/a	n/a	1	2	(50.0)%
Total rate-regulated natural gas revenues	3,224	3,487	(7.5)%	7.1%	24	28	(14.3)%
Other Rate-Regulated Revenues(e)					—	—	n/a
Total Natural Gas Revenues					24	28	(14.3)%
Total Electric and Natural Gas Revenues					$287	$289	(0.7)%
Purchased Power and Fuel					$107	$114	(6.1)%

Delaware Electric Service Territory				% Change
Heating and Cooling Degree-Days	2019	2018	Normal	From 2018	From Normal
Heating Degree-Days	300	481	476	(37.6)%	(37.0)%
Cooling Degree-Days	386	349	327	10.6%	18.0%

Delaware Natural Gas Service Territory				% Change
Heating Degree-Days	2019	2018	Normal	From 2018	From Normal
Heating Degree-Days	300	481	495	(37.6)%	(39.4)%

Six Months Ended June 30, 2019 and 2018

	Electric and Natural Gas Deliveries to Delaware Customers				Revenue (a) (in millions)
	2019	2018	% Change	Weather - Normal % Change	2019	2018	% Change
Electric (in GWhs)
Rate-Regulated Electric Deliveries and Revenues(b)
Residential	1,503	1,541	(2.5)%	(1.1)%	$320	$333	(3.9)%
Small Commercial & industrial	626	651	(3.8)%	(3.5)%	93	90	3.3%
Large Commercial & industrial	1,676	1,757	(4.6)%	(4.6)%	49	48	2.1%
Public authorities & electric railroads	17	17	—%	2.2%	7	7	—%
Other(c)	—	—	n/a	n/a	101	82	23.2%
Total rate-regulated electric revenues(d)	3,822	3,966	(3.6)%	(3.0)%	570	560	1.8%
Other Rate-Regulated Revenues(e)					2	7	(71.4)%
Total Electric Revenues					572	567	0.9%
Natural Gas (in mmcfs)
Rate-Regulated Gas Deliveries and Revenues(f)
Residential	5,348	5,442	(1.7)%	3.2%	$55	60	(8.3)%
Small commercial & industrial	2,586	2,521	2.6%	7.1%	26	26	—%
Large commercial & industrial	965	984	(1.9)%	(1.8)%	3	5	(40.0)%
Transportation	3,693	3,633	1.7%	3.3%	7	9	(22.2)%
Other(g)	—	—	n/a	n/a	4	6	(33.3)%
Total rate-regulated natural gas revenues	12,592	12,580	0.1%	3.6%	95	106	(10.4)%
Other Rate-Regulated Revenues(e)					—	—	n/a
Total Natural Gas Revenues					95	106	(10.4)%
Total Electric and Natural Gas Revenues					$667	$673	(0.9)%
Purchased Power and Fuel					$271	$291	(6.9)%

Delaware Electric Service Territory				% Change
Heating Degree-Days	2019	2018	Normal	From 2018	From Normal
Heating Degree-Days	2,822	2,985	2,984	(5.5)%	(5.4)%
Cooling Degree-Days	386	349	328	10.6%	17.7%

Delaware Natural Gas Service Territory				% Change
Heating Degree-Days	2019	2018	Normal	From 2018	From Normal
Heating Degree-Days	2,822	2,985	2,990	(5.5)%	(5.6)%

Number of Total Electric Customers (Maryland and Delaware)	2019	2018	Number of Delaware Gas Customers	2019	2018
Residential	465,423	461,596	Residential	124,325	122,754
Small Commercial & Industrial	61,552	61,189	Small Commercial & Industrial	9,907	9,810
Large Commercial & Industrial	1,398	1,362	Large Commercial & Industrial	18	18
Public Authorities & Electric Railroads	619	624	Transportation	158	154
Total	528,992	524,771	Total	134,408	132,736

(a)	Includes revenues from distribution customers in the Maryland and Delaware service territories.

(b)
Reflects delivery volumes and revenues from customers purchasing electricity directly from DPL and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from DPL, revenues also reflect the cost of energy and transmission.

(c)	Includes transmission revenue from PJM, wholesale electric revenue and mutual assistance revenue.

(d)	Includes operating revenues from affiliates totaling $2 million for both the three months ended June 30, 2019 and 2018 and $3 million and $4 million for the six months ended June 30, 2019 and 2018.

(e)	Includes alternative revenue programs and late payment charges.

(f)
Reflects delivery volumes and revenues from customers purchasing natural gas directly from DPL and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from DPL, revenue also reflects the cost of natural gas.

(g)	Includes revenues primarily from off-system sales.

EXELON CORPORATION
ACE Statistics
Three Months Ended June 30, 2019 and 2018

	2019	2018	% Change	Weather - Normal % Change	2019	2018	% Change
Rate-Regulated Electric Deliveries and Revenues(a)
Residential	804	825	(2.5)%	(1.6)%	$135	$135	—%
Small Commercial & industrial	314	309	1.6%	2.2%	41	38	7.9%
Large Commercial & industrial	872	872	—%	0.1%	46	45	2.2%
Public Authorities & Electric Railroads	11	11	—%	(1.2)%	4	4	—%
Other(b)	—	—	n/a	n/a	50	44	13.6%
Total rate-regulated electric revenues(c)	2,001	2,017	(0.8)%	(0.3)%	276	266	3.8%
Other Rate-Regulated Revenues(d)					(2)	(1)	100.0%
Total Electric Revenues					$274	$265	3.4%
Purchased Power					$131	$128	2.3%

Heating and Cooling Degree-Days	2019	2018	Normal	From 2018	From Normal
Heating Degree-Days	380	515	553	(26.2)%	(31.3)%
Cooling Degree-Days	351	354	297	(0.8)%	18.2%

Six Months Ended June 30, 2019 and 2018

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2019	2018	% Change	Weather - Normal % Change	2019	2018	% Change
Rate-Regulated Electric Deliveries and Revenues(a)
Residential	1,713	1,815	(5.6)%	(5.7)%	$273	$295	(7.5)%
Small Commercial & industrial	624	623	0.2%	0.4%	75	75	—%
Large Commercial & industrial	1,662	1,696	(2.0)%	(2.0)%	85	91	(6.6)%
Public Authorities & Electric Railroads	24	26	(7.7)%	(6.6)%	7	7	—%
Other(b)	—	—	n/a	n/a	108	110	(1.8)%
Total rate-regulated electric revenues(c)	4,023	4,160	(3.3)%	(3.2)%	548	578	(5.2)%
Other Rate-Regulated Revenues(d)					(1)	(3)	(66.7)%
Total Electric Revenues					$547	$575	(4.9)%
Purchased Power					$270	$289	(6.6)%

				% Change
Heating Degree-Days	2019	2018	Normal	From 2018	From Normal
Heating Degree-Days	2,886	2,927	3,042	(1.4)%	(5.1)%
Cooling Degree-Days	351	354	297	(0.8)%	18.2%

Number of Electric Customers	2019	2018
Residential	492,940	489,050
Small Commercial & Industrial	61,416	61,134
Large Commercial & Industrial	3,464	3,590
Public Authorities & Electric Railroads	672	654
Total	558,492	554,428

(a)
Reflects delivery volumes and revenues from customers purchasing electricity directly from ACE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from ACE, revenues also reflect the cost of energy and transmission.

(b)	Includes transmission revenue from PJM, wholesale electric revenue and mutual assistance revenue.

(c)	Includes operating revenues from affiliates totaling $1 million for both the three months ended June 30, 2019 and 2018 and $1 million and $2 million for the six months ended June 30, 2019 and 2018.

(d)	Includes alternative revenue programs and late payment charge revenues.